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                                                                    EXHIBIT 10.1



                          EMPLOYEE STOCK OWNERSHIP PLAN

                                       OF

                            HUDSON CITY SAVINGS BANK




                            ADOPTED ON MARCH 4, 1999
                         EFFECTIVE AS OF OCTOBER 1, 1998
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                                    ARTICLE I

                                   DEFINITIONS

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         SECTION 1.1       ACCOUNT................................................................................1
         SECTION 1.2       AFFILIATED EMPLOYER....................................................................1
         SECTION 1.3       ALLOCATION COMPENSATION................................................................1
         SECTION 1.4       BANK...................................................................................2
         SECTION 1.5       BOARD..................................................................................2
         SECTION 1.6       BENEFICIARY............................................................................2
         SECTION 1.7       BREAK IN SERVICE.......................................................................2
         SECTION 1.8       CHANGE IN CONTROL......................................................................2
         SECTION 1.9       CODE...................................................................................2
         SECTION 1.10      COMMITTEE..............................................................................2
         SECTION 1.11      DESIGNATED BENEFICIARY.................................................................2
         SECTION 1.12      DISABILITY.............................................................................3
         SECTION 1.13      DISCRETIONARY CONTRIBUTION.............................................................3
         SECTION 1.14      DOMESTIC RELATIONS ORDER...............................................................3
         SECTION 1.15      ELIGIBILITY COMPUTATION PERIOD.........................................................3
         SECTION 1.16      EFFECTIVE DATE.........................................................................3
         SECTION 1.17      ELIGIBLE EMPLOYEE......................................................................3
         SECTION 1.18      ELIGIBLE MEMBER........................................................................4
         SECTION 1.19      EMPLOYEE...............................................................................4
         SECTION 1.20      EMPLOYMENT COMMENCEMENT DATE...........................................................4
         SECTION 1.21      EMPLOYMENT RECOMMENCEMENT DATE.........................................................4
         SECTION 1.22      ERISA..................................................................................4
         SECTION 1.23      EXCHANGE ACT...........................................................................4
         SECTION 1.24      FAIR MARKET VALUE......................................................................4
         SECTION 1.25      FINANCED SHARE.........................................................................5
         SECTION 1.26      FIVE PERCENT OWNER.....................................................................5
         SECTION 1.27      FORFEITURES............................................................................5
         SECTION 1.28      FORMER MEMBER..........................................................................5
         SECTION 1.29      GENERAL INVESTMENT ACCOUNT.............................................................5
         SECTION 1.30      HIGHLY COMPENSATED EMPLOYEE............................................................5
         SECTION 1.31      HOUR OF SERVICE........................................................................5
         SECTION 1.32      INVESTMENT ACCOUNT.....................................................................6
         SECTION 1.33      INVESTMENT FUND........................................................................6
         SECTION 1.34      LOAN REPAYMENT ACCOUNT.................................................................6
         SECTION 1.35      LOAN REPAYMENT CONTRIBUTION............................................................6
         SECTION 1.36      MATERNITY OR PATERNITY LEAVE...........................................................6
         SECTION 1.37      MEMBER.................................................................................7
         SECTION 1.38      MILITARY SERVICE.......................................................................7
         SECTION 1.39      NAMED FIDUCIARY........................................................................7
         SECTION 1.40      OFFICER................................................................................7
         SECTION 1.41      ONE-YEAR BREAK IN SERVICE..............................................................7
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         SECTION 1.42      PARTICIPATING EMPLOYER.................................................................7
         SECTION 1.43      PERIOD OF SERVICE......................................................................7
         SECTION 1.44      PERIOD OF SEVERANCE....................................................................7
         SECTION 1.45      PLAN...................................................................................8
         SECTION 1.46      PLAN ADMINISTRATOR.....................................................................8
         SECTION 1.47      PLAN YEAR..............................................................................8
         SECTION 1.48      QUALIFIED DOMESTIC RELATIONS ORDER.....................................................8
         SECTION 1.49      QUALIFIED MILITARY SERVICE.............................................................8
         SECTION 1.50      QUALIFIED PARTICIPANT..................................................................8
         SECTION 1.51      RETIREMENT.............................................................................8
         SECTION 1.52      RETROACTIVE CONTRIBUTION...............................................................8
         SECTION 1.53      SHARE..................................................................................8
         SECTION 1.54      SHARE ACQUISITION LOAN.................................................................8
         SECTION 1.55      SHARE INVESTMENT ACCOUNT...............................................................8
         SECTION 1.56      TENDER OFFER...........................................................................9
         SECTION 1.57      TOTAL COMPENSATION.....................................................................9
         SECTION 1.58      TRUST..................................................................................9
         SECTION 1.59      TRUST AGREEMENT........................................................................9
         SECTION 1.60      TRUST FUND.............................................................................9
         SECTION 1.61      TRUSTEE................................................................................9
         SECTION 1.62      VALUATION DATE.........................................................................9
         SECTION 1.63      YEAR OF ELIGIBILITY SERVICE............................................................9
         SECTION 1.64      YEAR OF VESTING SERVICE................................................................9

                                   ARTICLE II

                                   MEMBERSHIP

         SECTION 2.1       ELIGIBILITY FOR MEMBERSHIP............................................................10
         SECTION 2.2       COMMENCEMENT OF MEMBERSHIP............................................................10
         SECTION 2.3       TERMINATION OF MEMBERSHIP.............................................................11
         SECTION 2.4       ADJUSTMENTS TO PERIOD OF SERVICE......................................................11

                                   ARTICLE III

                               SPECIAL PROVISIONS

         SECTION 3.1       MILITARY SERVICE......................................................................12
         SECTION 3.2       MATERNITY OR PATERNITY LEAVE..........................................................12
         SECTION 3.3       LEAVE OF ABSENCE......................................................................13
         SECTION 3.4       TRANSFER BETWEEN FULL-TIME STATUS AND PART-TIME STATUS................................13
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                                   ARTICLE IV

                     CONTRIBUTIONS BY MEMBERS NOT PERMITTED

         SECTION 4.1       CONTRIBUTIONS BY MEMBERS NOT PERMITTED................................................14

                                    ARTICLE V

                          CONTRIBUTIONS BY THE EMPLOYER

         SECTION 5.1       IN GENERAL............................................................................14
         SECTION 5.2       LOAN REPAYMENT CONTRIBUTIONS..........................................................14
         SECTION 5.3       DISCRETIONARY CONTRIBUTIONS...........................................................15
         SECTION 5.4       RETROACTIVE CONTRIBUTIONS.............................................................15
         SECTION 5.5       TIME AND MANNER OF PAYMENT............................................................16

                                   ARTICLE VI

                             SHARE ACQUISITION LOANS

         SECTION 6.1       IN GENERAL............................................................................16
         SECTION 6.2       COLLATERAL; LIABILITY FOR REPAYMENT...................................................17
         SECTION 6.3       LOAN REPAYMENT ACCOUNT................................................................17
         SECTION 6.4       RELEASE OF FINANCED SHARES............................................................18
         SECTION 6.5       RESTRICTIONS ON FINANCED SHARES.......................................................19

                                   ARTICLE VII

                           ALLOCATION OF CONTRIBUTIONS

         SECTION 7.1       ALLOCATION AMONG ELIGIBLE MEMBERS.....................................................19
         SECTION 7.2       ALLOCATION OF RELEASED SHARES OR OTHER PROPERTY.......................................19
         SECTION 7.3       ALLOCATION OF DISCRETIONARY CONTRIBUTIONS.............................................19

                                  ARTICLE VIII

                           LIMITATIONS ON ALLOCATIONS

         SECTION 8.1       OPTIONAL LIMITATIONS ON ALLOCATIONS...................................................20
         SECTION 8.2       GENERAL LIMITATIONS ON CONTRIBUTIONS..................................................20
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                                   ARTICLE IX

                                     VESTING

         SECTION 9.1       VESTING...............................................................................24
         SECTION 9.2       VESTING ON DEATH, DISABILITY, RETIREMENT OR CHANGE IN CONTROL.........................24
         SECTION 9.3       FORFEITURES ON TERMINATION OF EMPLOYMENT..............................................24
         SECTION 9.4       AMOUNTS CREDITED UPON RE-EMPLOYMENT...................................................24
         SECTION 9.5       ALLOCATION OF FORFEITURES.............................................................25

                                    ARTICLE X

                                 THE TRUST FUND

         SECTION 10.1      THE TRUST FUND........................................................................25
         SECTION 10.2      INVESTMENTS...........................................................................25
         SECTION 10.3      DISTRIBUTIONS FOR DIVERSIFICATION OF INVESTMENTS......................................26
         SECTION 10.4      USE OF COMMINGLED TRUST FUNDS.........................................................27
         SECTION 10.5      MANAGEMENT AND CONTROL OF ASSETS......................................................27

                                   ARTICLE XI

                    VALUATION OF INTERESTS IN THE TRUST FUND

         SECTION 11.1      ESTABLISHMENT OF INVESTMENT ACCOUNTS..................................................27
         SECTION 11.2      SHARE INVESTMENT ACCOUNTS.............................................................28
         SECTION 11.3      GENERAL INVESTMENT ACCOUNTS...........................................................28
         SECTION 11.4      VALUATION OF INVESTMENT ACCOUNTS......................................................28
         SECTION 11.5      ANNUAL STATEMENTS.....................................................................28

                                   ARTICLE XII

                                     SHARES

         SECTION 12.1      SPECIFIC ALLOCATION OF SHARES.........................................................29
         SECTION 12.2      DIVIDENDS.............................................................................29
         SECTION 12.3      VOTING RIGHTS.........................................................................29
         SECTION 12.4      TENDER OFFERS.........................................................................31
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                                  ARTICLE XIII

                               PAYMENT OF BENEFITS

         SECTION 13.1      IN GENERAL............................................................................32
         SECTION 13.2      DESIGNATION OF BENEFICIARIES..........................................................32
         SECTION 13.3      DISTRIBUTIONS TO MEMBERS..............................................................33
         SECTION 13.4      MANNER OF PAYMENT.....................................................................34
         SECTION 13.5      MINIMUM REQUIRED DISTRIBUTIONS........................................................34
         SECTION 13.6      DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS....................................35
         SECTION 13.7      VALUATION OF SHARES UPON DISTRIBUTION.................................................37
         SECTION 13.8      PUT OPTIONS...........................................................................37
         SECTION 13.9      RIGHT OF FIRST REFUSAL................................................................38

                                   ARTICLE XIV

                                CHANGE IN CONTROL

         SECTION 14.1      DEFINITION OF CHANGE IN CONTROL; PENDING CHANGE IN CONTROL............................39
         SECTION 14.2      VESTING ON CHANGE OF CONTROL..........................................................41
         SECTION 14.3      REPAYMENT OF SHARE ACQUISITION LOAN...................................................41
         SECTION 14.4      PLAN TERMINATION AFTER CHANGE IN CONTROL..............................................41
         SECTION 14.5      AMENDMENT OF SECTION XIV..............................................................41

                                   ARTICLE XV

                                 ADMINISTRATION

         SECTION 15.1      NAMED FIDUCIARIES.....................................................................42
         SECTION 15.2      PLAN ADMINISTRATOR....................................................................42
         SECTION 15.3      COMMITTEE RESPONSIBILITIES............................................................43
         SECTION 15.4      CLAIMS PROCEDURE......................................................................45
         SECTION 15.5      CLAIMS REVIEW PROCEDURE...............................................................45
         SECTION 15.6      ALLOCATION OF FIDUCIARY RESPONSIBILITIES AND
                             EMPLOYMENT OF ADVISORS .............................................................46
         SECTION 15.7      OTHER ADMINISTRATIVE PROVISIONS.......................................................46
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                                   ARTICLE XVI

                  AMENDMENT, TERMINATION AND TAX QUALIFICATION

         SECTION 16.1      AMENDMENT AND TERMINATION BY HUDSON CITY SAVINGS BANK.................................47
         SECTION 16.2      AMENDMENT OR TERMINATION OTHER THAN BY
                             HUDSON CITY SAVINGS BANK ...........................................................47
         SECTION 16.3      CONFORMITY TO INTERNAL REVENUE CODE...................................................48
         SECTION 16.4      CONTINGENT NATURE OF CONTRIBUTIONS....................................................48

                                  ARTICLE XVII

                     SPECIAL RULES FOR TOP HEAVY PLAN YEARS

         SECTION 17.1      IN GENERAL............................................................................49
         SECTION 17.2      DEFINITION OF TOP HEAVY PLAN..........................................................49
         SECTION 17.3      DETERMINATION DATE....................................................................50
         SECTION 17.4      CUMULATIVE ACCRUED BENEFITS...........................................................50
         SECTION 17.5      KEY EMPLOYEES.........................................................................50
         SECTION 17.6      REQUIRED AGGREGATION GROUP............................................................51
         SECTION 17.7      PERMISSIBLE AGGREGATION GROUP.........................................................52
         SECTION 17.8      SPECIAL REQUIREMENTS DURING TOP HEAVY PLAN YEARS......................................52

                                  ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS

         SECTION 18.1      GOVERNING LAW.........................................................................53
         SECTION 18.2      NO RIGHT TO CONTINUED EMPLOYMENT......................................................53
         SECTION 18.3      CONSTRUCTION OF LANGUAGE..............................................................53
         SECTION 18.4      HEADINGS..............................................................................53
         SECTION 18.5      MERGER WITH OTHER PLANS...............................................................53
         SECTION 18.6      NON-ALIENATION OF BENEFITS............................................................54
         SECTION 18.7      PROCEDURES INVOLVING DOMESTIC RELATIONS ORDERS........................................54
         SECTION 18.8      LEASED EMPLOYEES......................................................................55
         SECTION 18.9      STATUS AS AN EMPLOYEE STOCK OWNERSHIP PLAN............................................56
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                          EMPLOYEE STOCK OWNERSHIP PLAN

                                       OF

                            HUDSON CITY SAVINGS BANK


                                    ARTICLE I

                                   DEFINITIONS


                  The following definitions shall apply for the purposes of the Plan, unless a different meaning is clearly indicated by the context:

                  SECTION 1.1 ACCOUNT means an account established for each Member to which is allocated such Member's share, if any, of all Financed Shares and other property that are released from the Loan Repayment Account in accordance with section 6.4, together with his share, if any, of any Discretionary Contributions that may be made by a Participating Employer.

                  SECTION 1.2 AFFILIATED EMPLOYER means the Bank; any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) that includes the Bank; any trade or business (whether or not incorporated) that is under common control (as defined in section 414(c) of the Code) with the Bank; any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) that includes the Bank; any leasing organization (as defined in section 414(n) of the Code) to the extent that any of its employees are required pursuant to section 414(n) of the Code to be treated as employees of the Bank; and any other entity that is required to be aggregated with the Bank pursuant to regulations under section 414(o) of the Code.

                  SECTION 1.3 ALLOCATION COMPENSATION during any period means the compensation taken into account in determining the allocation of benefits and contributions among Eligible Members and consists of the aggregate base compensation paid to an Employee by all Participating Employers during such period, including the amount by which such Employee's compensation with respect to such period has been reduced pursuant to a compensation reduction agreement under the terms of any of the following plans which may be maintained by a Participating Employer:

                  (a) a qualified cash or deferred arrangement described in
         section 401(k) of the Code;

                  (b) a salary reduction simplified employee pension plan described in section 408(k) of the Code;

                  (c) a tax deferred annuity plan described in section 403(b) of the Code; or

                  (d) a cafeteria plan described in section 125 of the Code;

and excluding overtime, bonuses, employer contributions (other than pursuant to a compensation reduction agreement) to any public or private pension, retirement, savings, welfare or other benefit plan benefits received under any such plan, and any other special form of payment. In no event, however, shall an Employee's Allocation Compensation for any Plan Year include any compensation in excess of $160,000. The $160,000 limitation set forth in the preceding sentence shall be indexed in accordance with regulations prescribed under section 401(a)(17) of the Code. If there are less than twelve (12) months in the Plan Year, the $160,000 limitation (as adjusted) shall be prorated by multiplying such limitation by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is twelve (12).

                  SECTION 1.4 BANK means Hudson City Savings Bank and any successor thereto.

                  SECTION 1.5 BOARD means the Board of Directors of Hudson City Savings Bank.

                  SECTION 1.6 BENEFICIARY means the person or persons designated by a Member or Former Member or other person entitled to a benefit under the Plan, or otherwise determined to be entitled to a benefit under the Plan. If more than one person is designated, each shall have an equal share unless the person making the designation directed otherwise. The word "person" includes an individual, a trust, an estate or any other person that is permitted to be named as a Beneficiary.

                  SECTION 1.7 BREAK IN SERVICE means a Period of Severance of at least 365 consecutive days.

                  SECTION 1.8 CHANGE IN CONTROL means an event described in
section 14.1.

                  SECTION 1.9 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

                  SECTION 1.10 COMMITTEE means the Employee Benefit Plans Committee described in section 15.3.

                  SECTION 1.11 DESIGNATED BENEFICIARY means a natural person designated by a Member or Former Member as a Beneficiary and shall not include any Beneficiary designated by a person other than a Member or Former Member or any Beneficiary other than a natural person. If a natural person is the beneficiary of a trust which a Member or Former Member has named as his Beneficiary, such natural person shall be treated as a Designated Beneficiary if: (a) the trust is a valid trust under applicable state law (or would be a valid trust except for the fact that it does not have a corpus); (b) the trust is irrevocable or will, by its terms, become irrevocable upon the death of the Member or Former Member; (c) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest as a Beneficiary are identifiable from the terms of the trust instrument; and (d) the following information is furnished to the Committee:


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                  (i) by the Member or Former Member, if any distributions are required to be made pursuant to section 13.5 prior to the death of the Member or Former Member, either: (A) a copy of the trust instrument, together with a written undertaking by the Member or Former Member to furnish to the Committee a copy of any subsequent amendment within a reasonable time after such amendment is made; or (B)(I) a list of all of the beneficiaries of the trust (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement); (II) a certification of the Member or Former Member to the effect that, to the best of his knowledge, such list is correct and complete and that the conditions of section 1.11(a), (b) and (c) are satisfied; (III) a written undertaking to provide a new certification to the extent that an amendment changes any information previously certified; and (IV) a written undertaking to furnish a copy of the trust instrument to the Committee on demand; and

                  (ii) by the trustee of the trust within nine months after the death of the Member or Former Member, if any distributions are required to be made pursuant to section 13.5 after the death of the Member or Former Member, either: (A) a copy of the actual trust instrument for the trust; or (B)(I) a final list of all of the beneficiaries of the trust (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement) as of the date of death; (II) a certification of the trustee to the effect that, to the best of his knowledge, such list is correct and complete and that the conditions of section 1.11(a), (b) and (c) are satisfied; and (III) a written undertaking to furnish a copy of the trust instrument to the Committee on demand.

                  SECTION 1.12 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with all Participating Employers, which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                  SECTION 1.13 DISCRETIONARY CONTRIBUTION means Shares or amounts of money contributed to the Plan by the Participating Employers in accordance with section 5.3.

                  SECTION 1.14 DOMESTIC RELATIONS ORDER means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of a Member or Former Member.

                  SECTION 1.15 ELIGIBILITY COMPUTATION PERIOD with respect to any Employee means: (a) the 12-consecutive-month period beginning on such Employee's Employment Commencement Date or Employment Recommencement Date; and
(b) each Plan year beginning after such Employee's Employment Commencement Date or Employment Recommencement Date and before a Break in Service.

                  SECTION 1.16 EFFECTIVE DATE means October 1, 1998.

                  SECTION 1.17 ELIGIBLE EMPLOYEE means an Employee who is eligible for membership in the Plan in accordance with Article II.


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                  SECTION 1.18 ELIGIBLE MEMBER means, for any Plan Year, an
Employee who is a Member during all or any part of such Plan Year and either remains a Member on the last day of such Plan Year or terminated membership during such Plan Year on account of termination of employment, death, Disability or Retirement; provided, however, that no Employee shall be an Eligible Member for the Plan Year that includes the effective date of the transaction pursuant to which the Bank becomes a wholly owned subsidiary of Hudson City Bancorp, Inc. if he terminates employment for any reason with all Participating Employers prior to such effective date.

                  SECTION 1.19 EMPLOYEE means any person, including an officer, who is employed by any Affiliated Employer.

                  SECTION 1.20 EMPLOYMENT COMMENCEMENT DATE means the date on which a person first performs an Hour of Service, except that if an Employee separates from service with all Affiliated Employers, incurs a Break in Service and subsequently returns to service with any Affiliated Employer, his Employment Commencement Date shall be the date on which he first per forms an Hour of Service following the Break in Service.

                  SECTION 1.21 EMPLOYMENT RECOMMENCEMENT DATE means the date upon which an Employee is first credited with an Hour of Service after a Break in Service.

                  SECTION 1.22 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time (including the corresponding provisions of any succeeding law).

                  SECTION 1.23 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time (including the corresponding provisions of any succeeding law).

                  SECTION 1.24 FAIR MARKET VALUE on any date means:

                  (a) with respect to a Share:

                           (i) the final quoted sale price on the date in
                  question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which like Shares are listed or admitted to trading; or

                           (ii) if like Shares are not listed or admitted to
                  trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotation System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

                           (iii) if sections 1.24(a)(i) and (ii) are not
                  applicable, the fair market value of a Share as determined by an appraiser independent of the Employer and experienced and expert in the field of corporate appraisal.


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                  (b) with respect to property other than Shares, the fair
         market value determined in the manner determined by the Trustee.

                  SECTION 1.25 FINANCED SHARE means: (a) a Share that has been purchased with the proceeds of a Share Acquisition Loan, that has been allocated to the Loan Repayment Account in accordance with section 6.3 and that has not been released in accordance with section 6.4; or (b) a Share that constitutes a dividend paid with respect to a Share described in section 1.26(a), that has been allocated to the Loan Repayment Account in accordance with section 6.3 and that has not been released in accordance with section 6.4.

                  SECTION 1.26 FIVE PERCENT OWNER means, for any Plan Year, a person who, during such Plan Year, owned (or was considered as owning for purposes of section 318 of the Code): (a) more than 5% of the value of all classes of outstanding stock of any Affiliated Employer; or (b) stock possessing more than 5% of the combined voting power of all classes of outstanding stock of any Affiliated Employer.

                  SECTION 1.27 FORFEITURES means the amounts forfeited by Members and Former Members on termination of employment prior to full vesting, pursuant to section 9.3, less amounts credited because of re-employment, pursuant to section 9.4.

                  SECTION 1.28 FORMER MEMBER means a Member whose participation in the Plan has terminated pursuant to section 2.3.

                  SECTION 1.29 GENERAL INVESTMENT ACCOUNT means an Investment Account established and maintained in accordance with Article XI.

                  SECTION 1.30 HIGHLY COMPENSATED EMPLOYEE means, for any Plan Year, an Employee who:

                           (i) was a Five Percent Owner at any time during such
                  Plan Year or any prior Plan Year; or

                           (ii) received Total Compensation during the
                  immediately preceding Plan Year (A) in excess of $80,000 (or such other amount as may be prescribed by the Secretary of the Treasury pursuant to section 401(a)(17) of the Code); and (B) if elected by the Plan Administrator in such form and manner as the Secretary of the Treasury may prescribe, in excess of the Total Compensation received for such preceding Plan Year by at least 80% of the Employees.

The determination of who is a Highly Compensated Employee will be made in accordance with section 414(q) of the Code and the regulations thereunder.

                  SECTION 1.31 HOUR OF SERVICE means each hour for which a person is paid, or entitled to payment, for the performance of duties for any Affiliated Employer, plus, solely for the purpose of computing the Years of Eligibility Service of an Employee who is classified as a part-time Employee:


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                  (a) each hour for which such person is paid, or entitled to payments by an Affiliated Employer on account of a period during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. Hours under this section 1.31(a) shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor's regulations (or any successor regulation), which are incorporated herein by reference; and

                  (b) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by any Affiliated Employer; provided, however, that such hours have not previously been credited under other provisions of this section 1.31; and provided, further, that not more than 501 Hours of Service shall be credited under section 1.31(a) to such person on account of a single continuous period during which such person performs no duties for an Affiliated Employer whether or not such period occurs in a single Plan Year. Hours under this section 1.31(b) shall be credited to the person for the Eligibility Computation Period or Eligibility Computation Periods to which the award or agreement pertains, rather than the Eligibility Computation Period in which the award, agreement or payment is made.

Anything in this section 1.31 to the contrary notwithstanding, no Hours of Service shall be credited for a payment made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation or disability insurance laws, or a payment which solely reimburses any person for medical or medically-related expenses incurred by such person.

                  SECTION 1.32 INVESTMENT ACCOUNT means either a General Investment Account or a Share Investment Account.

                  SECTION 1.33 INVESTMENT FUND means any one of the three or more funds as may be established from time to time by the Committee which, together with any and all Shares and other investments held under the Plan, constitute the Trust Fund.

                  SECTION 1.34 LOAN REPAYMENT ACCOUNT means an account established and maintained in accordance with section 6.3.

                  SECTION 1.35 LOAN REPAYMENT CONTRIBUTION means amounts of money contributed to the Plan by the Participating Employers in accordance with section 5.2.

                  SECTION 1.36 MATERNITY OR PATERNITY LEAVE means a person's absence from work for all Affiliated Employers: (a) by reason of the pregnancy of such person; (b) by reason of the birth of a child of such person; (c) by reason of the placement of a child with the person in connection with the adoption of such child by such person; or (d) for purposes of caring for a child of such person immediately following the birth of the child or the placement of the child with such person.

                  SECTION 1.37 MEMBER means any person who has satisfied the eligibility requirements set forth in section 2.1, who has become a Member in accordance with section 2.2, and whose membership has not terminated under section 2.3.

                  SECTION 1.38 MILITARY SERVICE means service in the armed forces of the United States, including but not limited to Qualified Military Service. It may also include, if and to the extent that the Board so provides and if all Members and Former Members in like circumstances are similarly treated, special service for the government of the United States and other public service.

                  SECTION 1.39 NAMED FIDUCIARY means any person, committee, corporation or organization as described in section 15.1.

                  SECTION 1.40 OFFICER means an Employee who is an administrative executive in regular and continued service with any Affiliated Employer; provided, however, that at no time shall more than the lesser of (a) 50 Employees or (b) the greater of (i) 3 Employees or (ii) 10% of all Employees be treated as Officers. The determination of whether an Employee is to be considered an Officer shall be made in accordance with section 416(i) of the Code.

                  SECTION 1.41 ONE-YEAR BREAK IN SERVICE means an Eligibility Computation Period during which an Employee fails to complete more than 500 Hours of Service.

                  SECTION 1.42 PARTICIPATING EMPLOYER means the Bank, and any successor thereto and any other Affiliated Employer which, with the prior written approval of the Board of Directors of Hudson City Savings Bank and subject to such terms and conditions as may be imposed by the Board of Directors of Hudson City Savings Bank, shall adopt this Plan.

                  SECTION 1.43 PERIOD OF SERVICE means a period of consecutive days commencing on a person's Employment Commencement Date and ending on the date a Period of Severance begins, with any adjustments required under section
2.4. Except as otherwise provided in the Plan, a Period of Service "of year(s)" means the quotient of the Period of Service divided by 365, and any fractional part of a year shall for such purposes be disregarded.

                  SECTION 1.44 PERIOD OF SEVERANCE means a period of consecutive days commencing with the earlier of:

                  (a) the date on which a person terminates service with all Affiliated Employers by reason of resignation, retirement, discharge or death; or

                  (b) the first anniversary of the date on which a person terminates service with the Bank and all Affiliated Employers for any other reason, including layoff, disability, leave of absence or any other cessation of service not otherwise included as service under the Plan;

and ending on the first date following such separation from service on which such person performs an Hour of Service.

                  SECTION 1.45 PLAN means the Employee Stock Ownership Plan of Hudson City Savings Bank, as amended from time to time.

                  SECTION 1.46 PLAN ADMINISTRATOR means the Committee or any person, committee, corporation or organization designated in section 15.2, or appointed pursuant to section 15.2, to perform the responsibilities of that office.

                  SECTION 1.47 PLAN YEAR means the period commencing on the October 1, 1998 and ending on September 30, 1999 and each fiscal year ending on each September 30th thereafter.

                  SECTION 1.48 QUALIFIED DOMESTIC RELATIONS ORDER means a Domestic Relations Order that: (a) clearly specifies (i) the name and last known mailing address of the Member or Former Member and of each person given rights under such Domestic Relations Order, (ii) the amount or percentages of the Member's or Former Member's benefits under this Plan to be paid to each person covered by such Domestic Relations Order, (iii) the number of payments or the period to which such Domestic Relations Order applies, and (iv) the name of this Plan; and (b) does not require the payment of a benefit in a form or amount that is (i) not otherwise provided for under the Plan, or (ii) inconsistent with a previous Qualified Domestic Relations Order.

                  SECTION 1.49 QUALIFIED MILITARY SERVICE means with respect to any person on any date, any service in the uniformed services of the United States (as defined in chapter 43 of Title 38 of the United States Code) completed prior to such date, but only if, on such date, such person is entitled to re-employment rights with respect to an Affiliated Employer on account of such service.

                  SECTION 1.50 QUALIFIED PARTICIPANT means a Member who has attained age 55 and who has been a Member of the Plan for at least 10 years.

                  SECTION 1.51 RETIREMENT means: (a) any termination of membership in the Plan at or after attainment of age 65; and (b) any retirement under an applicable qualified defined benefit plan of the Employer as in effect from time to time with entitlement to a normal or early (but not vested, whether immediate or deferred) retirement allowance.

                  SECTION 1.52 RETROACTIVE CONTRIBUTION means a contribution made on a retroactive basis in respect of a period of Qualified Military Service in accordance with section 5.4.

                  SECTION 1.53 SHARE means a share of any class of stock issued by any Affiliated Employer; provided that such share is a "qualifying employer security" within the meaning section 409(l) of the Code and section 407(d)(5) of ERISA.

                  SECTION 1.54 SHARE ACQUISITION LOAN means a loan obtained by the Trustee in accordance with Article VI.

                  SECTION 1.55 SHARE INVESTMENT ACCOUNT means an Investment Account established and maintained in accordance with Article XI.

                  SECTION 1.56 TENDER OFFER means a tender offer made to holders of any one or more classes of Shares generally, or any other offer made to holders of any one or more classes of Shares generally to purchase, exchange, redeem or otherwise transfer Shares, whether for cash or other consideration whether or not such offer constitutes a "tender offer" or an "exchange offer" for purposes of the Exchange Act.

                  SECTION 1.57 TOTAL COMPENSATION for any person during any period means the total compensation paid to such person during such period by all Affiliated Employers which is required to be reported to such person on a written statement under section 6041(d), 6051(a)(3) and 6052 of the Code, plus any elective deferrals (within the meaning of section 402(g) of the Code) under any qualified cash or deferred arrangement described in section 401(k) of the Code and maintained by any Affiliated Employer, any tax-deferred annuity described in section 403(b) of the Code and maintained by any Affiliated Employer, any salary reduction simplified employee pension plan described in section 408(k) of the Code and maintained by any Affiliated Employer, and any salary reduction contributions under any cafeteria plan described in section 125 of the Code and maintained by any Affiliated Employer. In no event shall a person's Total Compensation for any Plan Year include any compensation in excess of $160,000 (or such other amount as may be permitted under section 401(a)(17) of the Code).

                  SECTION 1.58 TRUST means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust.

                  SECTION 1.59 TRUST AGREEMENT means the agreement between the Bank and the Trustee therein named or its successors pursuant to which the Trust Fund shall be held in trust.

                  SECTION 1.60 TRUST FUND means the corpus (consisting of contributions paid over to the Trustee and investments thereof), and all earnings, appreciation or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

                  SECTION 1.61 TRUSTEE means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee appointed in accordance with the terms of the Trust Agreement.

                  SECTION 1.62 VALUATION DATE means the last business day of each Plan Year and such other dates as the Plan Administrator may prescribe.

                  SECTION 1.63 YEAR OF ELIGIBILITY SERVICE means (a) in the case of an Employee classified as a full-time employee, a Period of Service of one year, and (b) in all other cases, an Eligibility Computation Period during which the Employee completed at least 1,000 Hours of Service.

                  SECTION 1.64 YEAR OF VESTING SERVICE means a Period of Service of one year.

                                   ARTICLE II

                                   MEMBERSHIP


                  SECTION 2.1 ELIGIBILITY FOR MEMBERSHIP.

                  (a) Only Eligible Employees may be or become Members of the Plan. An Employee shall be an Eligible Employee if he (i) is employed by one or more Participating Employers; (ii) is compensated primarily on a salaried basis;
(iii) has attained age 21; (iv) has completed at least one Year of Eligibility Service; and (v) is not excluded under section 2.1(b).

                  (b) An Employee is not an Eligible Employee if he:

                  (i) does not receive Allocation Compensation for at least one Participating Employer;

                  (ii) is an Employee who has waived any claim to participation in the Plan;

                  (iii) is an Employee or in a unit of Employees covered by a collective bargaining agreement with the Employer where retirement benefits were the subject of good faith bargaining, unless such agreement expressly provides that Employees such as he be covered under the Plan;

                  (iv) is a "leased employee" as defined in section 18.8(a);

                  (v) is compensated primarily on an hourly, daily, commission, fee or retainer basis;

                  (vi) is a building service Employee who is regularly required to spend more than 50% of his working time servicing real estate other than offices of Affiliated Employers;

                  (vii) is classified as an "independent contractor" by the Employer, even if considered an employee under applicable law; or

                  (viii) is a mortgage field originator.


                  SECTION 2.2 COMMENCEMENT OF MEMBERSHIP.

                  Every Employee who is an Eligible Employee on the effective date of the transaction whereby the Bank becomes a wholly owned subsidiary of Hudson City Bancorp, Inc. shall automatically become a Member as of the Effective Date. An Employee who becomes an Eligible Employee after the Effective Date shall automatically become a Participant on the first day of the calendar month coincident with or next following the date on which he becomes an Eligible Employee.


                  SECTION 2.3 TERMINATION OF MEMBERSHIP.

                  Membership in the Plan shall cease, and a Member shall become a Former Member, upon termination of employment with all Participating Employers, death, Disability or Retirement, failure to return to work upon the expiration of a leave of absence granted pursuant to section 3.3, becoming an Employee who is excluded under section 2.1(b) or distribution of the entire vested interest in his Account.


                  SECTION 2.4 ADJUSTMENTS TO PERIOD OF SERVICE.

                  (a) The Period of Service of an Employee shall include any period during which the Employee is separated from the service of all Affiliated Employers if such period is less than 365 consecutive days measured from the date on which such Employee terminates service and ending with the first date following such termination for which the Employee is credited with an Hour of Service.

                  (b) The Period of Service of an Employee who returns to the service of the Bank or any Affiliated Employer following a separation from service shall commence with the first date following such separation from service for which the Employee is credited with an Hour of Service. The Employee shall be given credit for any Period of Service prior to such separation.

                  (c) The Period of Service of an Employee who is absent on Maternity or Paternity Leave shall exclude any period of such absence that occurs after the first anniversary of the commencement of such absence except to the extent that such period constitutes an approved leave of absence under section 3.3.

                  (d) An Employee's Period of Service shall also be adjusted to the extent required by the Family and Medical Leave Act or any regulations promulgated thereunder.

                  (e) Each Employee's Period of Service shall take into account periods of employment with any Affiliated Employer prior to the Effective Date.

                  (f) Each Employee's Period of Service shall exclude periods of employment prior to the attainment of age 18.

                                   ARTICLE III

                               SPECIAL PROVISIONS


                  SECTION 3.1 MILITARY SERVICE.

                  In the case of a termination of employment of any Employee to enter directly into Military Service, the entire period of his absence shall be treated, for purposes of vesting and eligibility for membership (but not, except as required by law, for purposes of eligibility to share in allocations of contributions in accordance with Article VII), as if he had continued employment during the period of his absence. In the event of the re-employment of such person by any Affiliated Employer within a period of not more than six months:

                  (a) after he becomes entitled to release or discharge, if he has entered into the uniformed services of the United States;

                  (b) release from hospitalization continuing after discharge from the uniformed services of the United States for a period of not more than one year; or

                  (c) after such service terminates, if he has entered into other service defined as Military Service;

such period, also, shall be deemed to be Military Service.



                  SECTION 3.2 MATERNITY OR PATERNITY LEAVE.

                  (a) Subject to this section 3.2, in the event of an Employee's absence from work in the service of all Affiliated Employers for a period in excess of one year that commences on or after October 1, 1985 and that constitutes Maternity or Paternity Leave for which the person is not paid or entitled to payment by the Employer or any Affiliated Employer then solely for purposes of determining when a Break in Service has occurred or when a Period of Severance of five years has occurred, the period of such an absence commencing on the first anniversary of such absence and ending on the second anniversary of the commencement of such absence (or, if earlier, on the last day of such absence) shall not be treated as a Period of Severance. In addition, solely for purposes of determining whether a One-Year Break in Service has occurred, the Employee shall be credited for the period of absence with the number of Hours of Service equal to the lesser of:

                  (a) (i) the number of Hours of Service that would have been credited to the Employee if he had continued working for an Affiliated Employer during the period of such absence, or (ii) if the number of Hours of Service prescribed under section 3.2(a)(i) cannot be determined, 8 Hours of Service for each working day during the period of absence, or

                  (b) 501 Hours of Service.

Such credit shall be given during the Eligibility Computation Period in which such absence began, if necessary to prevent a One-Year Break in Service from occurring during such Eligibility Computation Period, and in all other cases, such credit shall be given during the immediately following Eligibility Computation Period.

                  (c) Notwithstanding anything in the Plan to the contrary, this section 3.2 shall not apply unless the person furnishes to the Plan Administrator such information as the Plan Administrator may reasonably require in order to establish: (i) that the person's absence is one described in section 3.2(a); (ii) the number of working days during such absence and (iii) the number of Hours of Service ordinarily credited on each such working day.


                  SECTION 3.3 LEAVE OF ABSENCE.

                  In the event of temporary absence from work in the service of all Affiliated Employers for any period of two years or less for which an Employee shall have been granted a leave of absence by a Participating Employer, the entire period of his absence shall be treated for purposes of vesting and eligibility for membership (but not for purposes of eligibility to share in the allocation of contributions in accordance with Article VII), as if he had continued employment during the period of his absence. Absence from work for a period greater than, or failure to return to work upon the expiration of, the period of leave of absence granted by the Employer shall terminate membership in the Plan as of the date on which such period ended. In granting leaves of absence for purposes of the Plan, all Employees in like circumstances shall be similarly treated.


                  SECTION 3.4 TRANSFER BETWEEN FULL-TIME STATUS AND PART-TIME
                              STATUS.

                  (a) In the event an Employee who is classified as a part-time Employee is reclassified as a full-time Employee, his years of Eligibility Service shall include (i) his Years of Eligibility Service determined as of the last day of the last Eligibility Computation Period to end before the date of the reclassification; plus (ii) if he completes at least 1,000 Hours of Service during the Eligibility Period in which the reclassification occurs, one Year of Eligibility Service for such Eligibility Computation Period and if he does not complete at least 1,000 Hours of Service during such Eligibility Computation Period, his Period of Service completed during such Eligibility Computation Period; plus (iii) his Period of Service completed following the last day of the Eligibility Computation Period in which the reclassification occurs.

                  (b) In the event an Employee who is classified as a full-time Employee is reclassified as a part-time Employee, his Years of Eligibility Service shall include (i) his Period of Service determined as of the last day of the last Eligibility Computation Period to end before the date of the reclassification; plus (ii) if he completes at least 1,000 Hours of Service during the Eligibility Computation Period in which the reclassification occurs, one Year of Eligibility Service for such Eligibility Computation Period and if he does not complete at least 1,000 Hours of Service during such Eligibility Computation Period, his Period of Service completed during such

Eligibility Computation Period; plus (c) his Years of Eligibility Service completed following the last day of the Eligibility Computation Period in which the reclassification occurs.


                                   ARTICLE IV

                     CONTRIBUTIONS BY MEMBERS NOT PERMITTED


                  SECTION 4.1 CONTRIBUTIONS BY MEMBERS NOT PERMITTED.

                  Members shall not be required, nor shall they be permitted, to make contributions to the Plan.


                                    ARTICLE V

                          CONTRIBUTIONS BY THE EMPLOYER


                  SECTION 5.1 IN GENERAL.

                  Subject to the limitations of Article VIII, for each Plan Year, the Participating Employers shall contribute to the Plan the amount, if any, determined by the Board of Directors of Hudson City Savings Bank, but in no event less than the amount described in section 5.2(a). The amount contributed for any Plan Year shall be treated as a Loan Repayment Contribution, a Discretionary Contribution, or a combination thereof, in accordance with the provisions of this Article V.


                  SECTION 5.2 LOAN REPAYMENT CONTRIBUTIONS.

                  For each Plan Year, a portion of the Participating Employers' contributions, if any, to the Plan equal to the sum of:

                  (a) the minimum amount required to be added to the Loan Repayment Account in order to provide adequate funds for the payment of the principal and interest then required to be repaid under the terms of any outstanding Share Acquisition Loan obtained by the Trustee; plus

                  (b) the additional amount, if any, designated by the Committee to be applied to the prepayment of principal or interest under the terms of any outstanding Share Acquisition Loan obtained by the Trustee;

shall be treated as a Loan Repayment Contribution for such Plan Year. A Loan Repayment Contribution for a Plan Year shall be allocated to the Loan Repayment Account and shall be applied by the Trustee, in the manner directed by the Committee, to the payment of accrued interest and to the reduction of the principal balance of any Share Acquisition Loan obtained by the Trustee that is outstanding on the date on which the Loan Repayment Contribution is made. To the extent that a Loan Repayment Contribution for a Plan Year results in a release of Financed Shares in accordance with section 6.4, such Shares shall be allocated among the Accounts of Eligible Members for such Plan Year in accordance with section 7.2.


                  SECTION 5.3 DISCRETIONARY CONTRIBUTIONS.

                  In the event that the amount of the Participating Employers' contributions to the Plan for a Plan Year exceeds the amount of the Loan Repayment Contributions for such Plan Year, such excess shall be treated as a Discretionary Contribution and shall be allocated among the Accounts of the Eligible Members for such Plan Year in accordance with section 7.3.


                  SECTION 5.4 RETROACTIVE CONTRIBUTIONS.

                  A Participating Employer shall make a Retroactive Contribution in respect of any individual previously employed by it who is re-employed by any Affiliated Employer after December 12, 1994 following the completion of a period of Qualified Military Service. Such Retroactive Contribution shall be made in the following manner for each Plan Year that includes any part of the period of Qualified Military Service:

                  (a) An allocation percentage shall be computed by dividing (i) the sum of the Fair Market Value of all Financed Shares allocated to Eligible Members for such Plan Year plus the dollar amount of all Discretionary Contributions made in cash for such Plan Year plus the Fair Market Value of all Discretionary Contributions made in Shares for such Plan Year, divided by (ii) the aggregate amount of Allocation Compensation used in the allocation for such Plan Year. Fair Market Value for such purposes shall be determined as of the last day of the Plan Year.

                  (b) A notional allocation shall be determined by multiplying
         (A) the percentage determined under section 5.4(a) by (B) the Allocation Compensation which the individual would have had for such Plan Year if he had remained in the service of his Participating Employer in the same capacity and earning Allocation Compensation and Total Compensation at the annual rates in effect immediately prior to the commencement of the Qualified Military Leave (or, if such rates are not reasonably certain, at an annual rate equal to the actual Allocation Compensation and Total Compensation, respectively, paid to him for the 12-month period immediately preceding the Qualified Military Service).

                  (c) An actual Retroactive Contribution for the Plan Year shall be determined by computing the excess of (A) the notional allocation determined under section 5.4(b) over (B) the sum of the dollar amount of any Discretionary Contribution in cash, the Fair Market Value of any Discretionary Contribution in Shares and the Fair Market Value of any Financed Shares actually allocated to such individual for such Plan Year.

                  SECTION 5.5 TIME AND MANNER OF PAYMENT.

                  (a) Payment of contributions made pursuant to this Article V shall be made: (i) in cash, in the case of a Loan Repayment Contribution; and
(ii) in cash, in Shares or in a combination of cash and Shares, in the case of an Discretionary Contribution or a Retroactive Contribution.

                  (b) Contributions made pursuant to this Article V for a Plan Year shall be paid to the Trust Fund on or before the due date (including any extensions thereof) of the Employer's federal income tax return for its taxable year during which such Plan Year ends. All such contributions shall be allocated to the Accounts of the Eligible Members in the case of a Discretionary Contribution, to the Account of the Member for whom it is made in the case of a Retroactive Contribution, and to the Loan Repayment Account in the case of a Loan Repayment Contribution, as soon as is practicable following the payment thereof to the Trust Fund.



                                   ARTICLE VI

                             SHARE ACQUISITION LOANS


                  SECTION 6.1 IN GENERAL.

                  The Committee may, with the prior approval of the Board of Directors of Hudson City Savings Bank, direct the Trustee to obtain a Share Acquisition Loan on behalf of the Plan, the proceeds of which shall be applied on the earliest practicable date:

                  (a) to purchase Shares; or

                  (b) to make payments of principal or interest, or a combination of principal and interest, with respect to such Share Acquisition Loan; or

                  (c) to make payments of principal and interest, or a combination of principal and interest, with respect to a previously obtained Share Acquisition Loan that is then outstanding.

Any such Share Acquisition Loan shall be obtained on such terms and conditions as the Committee may approve; provided, however, that such terms and conditions shall provide for the payment of interest at no more than a reasonable rate and shall permit such Share Acquisition Loan to satisfy the requirements of section 4975(d)(3) of the Code and section 408(b)(3) of ERISA.

                  SECTION 6.2 COLLATERAL; LIABILITY FOR REPAYMENT.

                  (a) The Committee may direct the Trustee to pledge, at the time a Share Acquisition Loan is obtained, the following assets of the Plan as collateral for such Share Acquisition Loan:

                  (i) any Shares purchased with the proceeds of such Share Acquisition Loan and any earnings attributable thereto;

                  (ii) any Financed Shares then pledged as collateral for a prior Share Acquisition Loan which is repaid with the proceeds of such Share Acquisition Loan and any earnings attributable thereto; and

                  (iii) pending the application thereof to purchase Shares or repay a prior Share Acquisition Loan, the proceeds of such Share Acquisition Loan and any earnings attributable thereto.

Except as specifically provided in this section 6.2(a), no assets of the Plan shall be pledged as collateral for the repayment of any Share Acquisition Loan.

                  (b) No person entitled to payment under a Share Acquisition Loan shall have any right to the assets of the Plan except for:

                  (i) Financed Shares that have been pledged as collateral for such Share Acquisition Loan pursuant to section 6.2(a);

                  (ii) Loan Repayment Contributions made pursuant to section 5.2; and

                  (iii) earnings attributable to Financed Shares described in section 6.2(b)(i) and to Loan Repayment Contributions described in section 6.2(b)(ii).

Except in the event of a default or a refinancing pursuant to which an existing Share Acquisition Loan is repaid or as provided in section 14.3, the aggregate amount of all payments of principal and interest made by the Trustee with respect to all Share Acquisition Loans obtained on behalf of the Plan shall at no time exceed the aggregate amount of all Loan Repayment Contributions theretofore made plus the aggregate amount of all earnings (other than dividends paid in the form of Shares) attributable to Financed Shares and to such Loan Repayment Contributions.

                  (c) Any Share Acquisition Loan shall be without recourse against the Plan and Trust.


                  SECTION 6.3 LOAN REPAYMENT ACCOUNT.

                  In the event that one or more Share Acquisition Loans shall be obtained, a Loan Repayment Account shall be established under the Plan. The Loan Repayment Account shall be credited with all Shares acquired with the proceeds of a Share Acquisition Loan, all Loan

Repayment Contributions and all earnings (including dividends paid in the form of Shares) or appreciation attributable to such Shares and Loan Repayment Contributions. The Loan Repayment Account shall be charged with all payments of principal and interest made by the Trustee with respect to any Share Acquisition Loan, all Shares released in accordance with section 6.4 and all losses, depreciation or expenses attributable to Shares or to other property credited thereto. The Financed Shares, as well as any earnings thereon, shall be allocated to such Loan Repayment Account and shall be accounted for separately from all other amounts or property contributed under the Plan.


                  SECTION 6.4 RELEASE OF FINANCED SHARES.

                  As of the last day of each Plan Year during which a Share Acquisition Loan is outstanding, a portion of the Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account shall be released. The number of Financed Shares released in any such Plan Year shall be equal to the amount determined according to one of the following methods:

                  (a) by computing the product of: (i) the number of Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account immediately before the release is effected; multiplied by (ii) a fraction, the numerator of which is the aggregate amount of the principal and interest payments (other than payments made upon the refinancing of a Share Acquisition Loan as contemplated by section 6.1(c)) made with respect to such Share Acquisition Loan during such Plan Year, and the denominator of which is the aggregate amount of all principal and interest remaining to be paid with respect to such Share Acquisition Loan as of the first day of such Plan Year; or

                  (b) by computing the product of: (i) the number of Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account immediately before the release is effected; multiplied by (ii) a fraction, the numerator of which is the aggregate amount of the principal payments (other than payments made upon the refinancing of a Share Acquisition Loan as contemplated by section 6.1(c)) made with respect to such Share Acquisition Loan during such Plan Year, and the denominator of which is the aggregate amount of all of principal remaining to be paid with respect to such Share Acquisition Loan as of the first day of such Plan Year; provided, however, that the method described in this section 6.4(b) may be used only if the Share Acquisition Loan does not extend for a period in excess of 10 years after the date of origination and only to the extent that principal payments on such Share Acquisition Loan are made at least as rapidly as under a loan of like principal amount with a like interest rate and term requiring level amortization of principal and interest.

The method to be used shall be specified in the documents governing the Share Acquisition Loan or, if not specified therein, prescribed by the Committee, in its discretion. In the event that property other than, or in addition to, Financed Shares shall be held in the Loan Repayment

Account and pledged as collateral for a Share Acquisition Loan, then the property to be released pursuant to this section 6.4 shall be property having a Fair Market Value determined by applying the method to be used to the Fair Market Value of all property pledged as collateral for such Share Acquisition Loan; provided, however, that no property other than Financed Shares shall be released pursuant to this section 6.4 unless all Financed Shares have previously been released.


                  SECTION 6.5 RESTRICTIONS ON FINANCED SHARES.

                  Except to the extent required under any applicable law, rule or regulation, no Shares purchased with the proceeds of a Share Acquisition Loan shall be subject to a put, call or other option, or to any buy-sell or similar arrangement, while held by the Trustee or when distributed from the Plan. The provisions of this section 6.5 shall continue to apply in the event that this Plan shall cease to be an employee stock ownership plan, within the meaning of section 4975(e)(7) of the Code.



                                   ARTICLE VII

                           ALLOCATION OF CONTRIBUTIONS


                  SECTION 7.1 ALLOCATION AMONG ELIGIBLE MEMBERS.

                  Subject to the limitations of Article VIII, Discretionary Contributions for a Plan Year made in accordance with section 5.3 and Financed Shares and other property that are released from the Loan Repayment Account for a Plan Year in accordance with section 6.4 shall be allocated among the Eligible Members for such Plan Year, in the manner provided in this Article VII.


                  SECTION 7.2 ALLOCATION OF RELEASED SHARES OR OTHER PROPERTY.

                  Subject to the limitations of Article VIII, in the event that Financed Shares or other property are released from the Loan Repayment Account for a Plan Year in accordance with section 6.4, such released Shares or other property shall be allocated among the Accounts of the Eligible Members for the Plan Year in the proportion that each such Eligible Member's Allocation Compensation for the portion of such Plan Year during which he was a Member bears to the aggregate of such Allocation Compensation of all Eligible Members for such Plan Year.


                  SECTION 7.3 ALLOCATION OF DISCRETIONARY CONTRIBUTIONS.

                  Subject to the limitations of Article VIII, in the event that the Participating Employers makes Discretionary Contributions for a Plan Year, such Discretionary Contribution shall be allocated among the Accounts of the Eligible Members for such Plan Year in the proportion that each such Eligible Member's Allocation Compensation for the portion of such Plan Year during which he was a Member bears to the aggregate of such Allocation Compensation of all Eligible Members for such Plan Year.



                                  ARTICLE VIII

                           LIMITATIONS ON ALLOCATIONS


                  SECTION 8.1 OPTIONAL LIMITATIONS ON ALLOCATIONS.

                  If, for any Plan Year, the application of sections 7.2 and 7.3 would result in more than one-third of the number of Shares or of the amount of money or property to be allocated thereunder being allocated to the Accounts of Eligible Members for such Plan Year who are also Highly Compensated Employees for such Plan Year, then the Committee may, but shall not be required to, direct that this section 8.1 shall apply in lieu of sections 7.2 and 7.3. If the Committee gives such a direction, then the Committee shall impose a maximum dollar limitation on the amount of Allocation Compensation that may be taken into account for each Eligible Member. The dollar limitation which shall be imposed shall be the limitation which produces the result that the aggregate Allocation Compensation taken into account for Eligible Member who are Highly Compensated Employees, constitutes exactly one-third of the aggregate Allocation Compensation taken into account for all Eligible Members.


                  SECTION 8.2 GENERAL LIMITATIONS ON CONTRIBUTIONS.

                  (a) No amount shall be allocated to a Member's Account under this Plan for any Limitation Year to the extent that such an allocation would result in an Annual Addition of an amount greater than the lesser of (i) $30,000 (or such other amount as is permissible under section 415(c)(1)(A) of the Code), or (ii) 25% of the Member's Total Compensation for such Limitation Year.

                  (b) In the case of a Member who may be entitled to benefits under any qualified defined benefit plan (whether or not terminated) now in effect or ever maintained by the Employer, such Member's Annual Additions under this Plan shall, in addition to the limitations provided under section 8.2(a), be further limited so that the sum of the Member's Defined Contribution Plan Fraction plus his Defined Benefit Plan Fraction does not exceed 1.0 for any Limitation Year beginning prior to January 1, 2000; provided, however, that this limitation shall only apply if and to the extent that the benefits under the Employer's qualified defined benefit plan or any other qualified defined contribution plan of the Employer are not limited so that such sum is not exceeded.

                  (c) For purposes of this section 8.2, the following special definitions shall apply:

                  (i) Annual Addition means the sum of the following amounts allocated on behalf of a Member for a Limitation Year:

                           (A) all contributions by the Employer (including
                  contributions made under a salary reduction agreement pursuant to sections 401(k), 408(k) or 403(b) of the Code) under any qualified defined contribution plan (other than this Plan) maintained by the Employer, as well as the Member's allocable share, if any, of any forfeitures under such plans; plus

                           (B)(I) for Limitation Years that begin prior to
                  January 1, 1987, the lesser of (1) one-half of all nondeductible voluntary contributions under any other qualified defined contribution plan (whether or not terminated) maintained by the Employer, or (2) the amount of the nondeductible voluntary contributions under qualified defined contribution plan (whether or not terminated) maintained by the Employer in excess of 6% of such Member's Total Compensation; and (II) for Limitation Years that begin after December 31, 1986, the sum of all of the nondeductible voluntary contributions under any other qualified defined contribution plan (whether or not terminated) maintained by the Employer;

                           (C) all Discretionary Contributions under this Plan;
                  plus

                           (D) except as hereinafter provided in this section
                  8.2(c)(i), a portion of the Employer's Loan Repayment Contributions to the Plan for such Limitation Year which bears the same proportion to the total amount of the Employer's Loan Repayment Contributions for the Limitation Year that the number of Shares (or the Fair Market Value of property other than Shares) allocated to the Member's Account pursuant to section 7.2 or 8.1, whichever is applicable, bears to the aggregate number of Shares (or Fair Market Value of property other than Shares) so allocated to all Members for such Limitation Year.

         Notwithstanding section 8.2(c)(i)(D), if, for any Limitation Year, the aggregate amount of Discretionary Contributions allocated to the Accounts of the individuals who are Highly Compensated Employees for such Limitation Year, when added to such Highly Compensated Employees' allocable share of any Loan Repayment Contributions for such Limitation Year, does not exceed one-third of the total of all Discretionary Contributions and Loan Repayment Contributions for such Limitation Year, then that portion, if any, of the Loan Repayment Contributions for such Limitation Year that is applied to the payment of interest on a Share Acquisition Loan shall not be included as an Annual Addition. In no event shall any Financed Shares, any dividends or other earnings thereon, any proceeds of the sale thereof or any portion of the value of the foregoing be included as an Annual Addition.

                  (ii) Employer means Hudson City Savings Bank, and all members of a controlled group of corporations, as defined in section 414(b) of the Code, as modified by section 415(h) of the Code, all commonly controlled trades or businesses, as defined in section 414(c) of the Code, as modified by section 415(h) of the Code, all affiliated service groups, as defined in section 414(m) of the Code, of which Hudson City Savings Bank is a member, as well as any leasing organization, as defined in section 18.8, that employs any person who is considered an employee under section 18.8 and any other entity that is required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

                  (iii) Defined Benefit Plan Fraction means, for any individual for any Limitation Year, a fraction, the numerator of which is the Projected Annual Benefit (determined as of the end of such Limitation
         Year) of the Member under any qualified defined benefit plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, and the denominator of which is as follows: (A) for Limitation Years ending prior to January 1, 1983, the lesser of (I) the dollar limitation in effect under section 415(b)(1) (A) of the Code for such Limitation Year, or (II) the amount which may be taken into account under section 415(b)(1)(B) of the Code with respect to such Member for such Limitation Year; and (B) in all other cases, the lesser of (I) (except as provided in section 16.8(b) for a Top Heavy Plan
         Year) the product of 1.25 multiplied by the dollar limitation in effect under section 415(b)(1)(A) of the Code for such Limitation Year, or
         (II) the product of 1.4 multiplied by the amount which may be taken into account under section 415(b)(1)(B) of the Code with respect to such Member for such Limitation Year.

                  (iv) Defined Contribution Plan Fraction means, for any individual for any Limitation Year, a fraction (A) the numerator of which is the sum of such individual's Annual Additions (determined as of the end of such Limitation Year) under this Plan and any other qualified defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, and (B) the denominator of which is as follows: (I) for Limitation Years ending prior to January 1, 1983, the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation Year during which such individual was employed by the
         Employer: (1) the Maximum Permissible Amount for such Limitation Year (without regard to section 415(c)(6) of the Code), or (2) the amount which may be taken into account under section 415(c)(1)(B) of the Code with respect to such individual for such Limitation Year; and (II) in all other cases, the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation Year during which such individual was employed by the Employer: (1) (except as provided in section 17.8(b) for a Top Heavy Plan Year) the product of 1.25 multiplied by the Maximum Permissible Amount for such Limitation Year (determined without regard to section 415(c)(6) of the Code), or (2) the product of 1.4 multiplied by the amount which may be taken into account under section 415(c)(1)(B) of the Code (or section 415(c)(7) of the Code, if applicable) with respect to such individual for such Limitation Year; provided, however, that the Plan Administrator may, at his election, adopt the transition rule set forth in section 415(e)(6) of the Code in making the computation set forth in this section

         8.2(c)(iv). If the sum of an individual's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction exceeded 1.0 as of September 30, 1983, then such individual's Defined Contribution Plan Fraction shall be determined under regulations to be prescribed by the Secretary of the Treasury so that the sum of the fractions does not exceed 1.0.

                  (v) Limitation Year means the Plan Year.

                  (vi) Maximum Permissible Amount means (A) $25,000 (or such higher amount as may be permitted under section 415(d) of the Code because of cost of living increases) for Limitation Years beginning prior to January 1, 1983, and (B) the greater of (I) $30,000, or (II) 25% of the dollar limitation in effect under section 415(b)(1)(A) of the Code for Limitation Years beginning on or after January 1, 1983.

                  (vii) Projected Annual Benefit means an individual's annual retirement benefit (adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity) under any qualified defined benefit plan maintained by the Employer, whether or not terminated, assuming that the individual will continue employment until the later of such individual's current age or normal retirement age under such plan, and that the individual's Total Compensation for the Limitation Year and all other relevant factors used to determine benefits under such plan will remain constant for all future Limitation Years.

                  (d) When an individual's Annual Addition to this Plan must be reduced to satisfy the limitations of section 8.2(a) or (b), such reduction shall be applied to Discretionary Contributions and to Shares allocated as a result of a Loan Repayment Contribution which are included as an Annual Addition in such order as shall result in the smallest reduction in the number of Shares allocable to the Member's Account. The amount by which any Member's Annual Addition to this Plan is reduced shall be allocated in accordance with Articles V and VII as a contribution by the Participating Employers in the next succeeding Limitation Year.

                  (e) Prior to determining an individual's actual Total Compensation for a Limitation Year, the Participating Employer may determine the limitations under this section 8.2 for an individual on the basis of a reasonable estimation of the individual's Total Compensation for the Limitation Year that is uniformly determined for all individuals who are similarly situated. As soon as it is administratively feasible after the end of the Limitation Year, the limitations of this section 8.2 shall be determined on the basis of the individual's actual Total Compensation for the Limitation Year.

                                   ARTICLE IX

                                     VESTING


                  SECTION 9.1 VESTING.

                  Subject to the provisions of sections 9.2 and 14.1(a), the balance credited to each Member's Account shall become vested in accordance with the following schedule:

                           Years of Vesting                          Vested
                               Service                             Percentage
                           less than 1 year                               0%
                           1 year but less than 2 years                  20%
                           2 years but less than 3 years                 40%
                           3 years but less than 4 years                 60%
                           4 years but less than 5 years                 80%
                           5 or more years                              100%


                  SECTION 9.2 VESTING ON DEATH, DISABILITY, RETIREMENT OR CHANGE
                              IN CONTROL.

                  Any previously unvested portion of the remainder of the balance credited to the Account of a Member or of a person who is a Former Member solely because he is excluded from membership under section 2.1(b) shall become fully vested in him immediately upon attainment of age 65, or, if earlier, upon the termination of his employment with all Affiliated Employers by reason of death, Disability, Retirement or upon the occurrence of a Change in Control.


                  SECTION 9.3 FORFEITURES ON TERMINATION OF EMPLOYMENT.

                  Upon the termination of employment of a Member or Former Member for any reason other than death, Disability or Retirement, that portion of the balance credited to his Account which is not vested at the date of such termination shall be forfeited as of the last Valuation Date for the Plan Year in which such termination of employment occurs. The proceeds of such forfeitures, less amounts, if any, required to be credited because of re-employment pursuant to section 9.4, shall be treated as Forfeitures and shall be disposed of as provided in section 9.5.


                  SECTION 9.4 AMOUNTS CREDITED UPON RE-EMPLOYMENT.

                  If an Employee forfeited any amount of the balance credited to his Account upon his termination of employment, and is re-employed by any Affiliated Employer prior to the occurrence of a Period of Severance of five years, then:

                  (i) an amount equal to the Fair Market Value of the Shares forfeited, determined as of the date of forfeiture; and

                  (ii) the amount credited to his General Investment Account that was forfeited, determined as of the date of forfeiture;

shall be credited back to his Account from the proceeds of Forfeitures which are redeemed pursuant to section 9.3 during the Plan Year in which he is re-employed, unless such proceeds are insufficient, in which case his Participating Employer shall make an additional contribution in the amount of such deficiency.


                  SECTION 9.5 ALLOCATION OF FORFEITURES.

                  Any Forfeitures that occur during a Plan Year shall be used to reduce the contributions required of the Employer under the Plan and shall be treated as Loan Repayment Contributions and Discretionary Contributions in the proportions designated by the Committee in accordance with Article V.



                                    ARTICLE X

                                 THE TRUST FUND


                  SECTION 10.1 THE TRUST FUND.

                  The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall vest such powers in the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan, including provision for the appointment of one or more "investment managers" within the meaning of section 3(38) of ERISA to manage and control (including acquiring and disposing of) all or any of the assets of the Trust Fund, as the Board may from time to time authorize. Except as required by ERISA, no bond or other security shall be required of any Trustee at any time in office.


                  SECTION 10.2 INVESTMENTS.

                  Except to the extent provided to the contrary in section 10.3, the Trust Fund shall be invested in:

                  (i) Shares;

                  (ii) such Investment Funds as may be established from time to time by the Committee; and

                  (iii) such other investments as may be permitted under the Trust Agreement;

in such proportions as shall be determined by the Committee or, if so provided under the Trust Agreement, as directed by one or more investment managers or by the Trustee, in its discretion; provided, however, that the investments of the Trust Fund shall consist primarily of Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the United States Government or an agency thereof, or may retain uninvested, or sell investments to provide, amounts of cash required for purposes of the Plan.



                  SECTION 10.3 DISTRIBUTIONS FOR DIVERSIFICATION OF INVESTMENTS.

                  (a) Notwithstanding section 10.2, each Qualified Member may:

                  (i) during the first 90 days of each of the first five Plan Years to begin after the Plan Year in which he first becomes a Qualified Member, elect that such percentage of the balance credited to his Account as he may specify, but in no event more than 25% of the balance credited to his Account, be either distributed to him pursuant to this section 10.3(a)(i) or transferred to the Profit Incentive Bonus Plan of Hudson City Savings Bank to the extent permitted by such plan, no later than 90 days after the last day that such election may be made; and

                  (ii) during the first 90 days of the sixth Plan Year to begin after the Plan Year in which he first becomes a Qualified Member or of any Plan Year thereafter, elect that such percentage of the balance credited to his Account as he may specify, but in no event more than 50% of the balance credited to his Account, be either distributed to him pursuant to this section 10.3(a)(ii) or transferred to the Profit Incentive Bonus Plan of Hudson City Savings Bank to the extent permitted by such plan, no later than 90 days after the last day that such election may be made.

For purposes of an election under this section 10.3, the balance credited to a Member's Account shall be the balance credited to his Account determined as of the last Valuation Date to occur in the Plan Year immediately preceding the Plan Year in which such election is made and the 25% and 50% limitations shall apply to such balance after the balance has been reduced by the amount of all amounts distributed or transferred to the Profit Incentive Bonus Plan of Hudson City Savings Bank under this section 10.3.

                  (b) An election made under section 10.3(a) shall be made in writing, in the form and manner prescribed by the Plan Administrator, and shall be filed with the Plan Administrator during the election period specified in section 10.3(a). As soon as is practicable, and in no case later than 90 days following the end of the election period during which such election is made, the Plan Administrator shall take such actions as are necessary to cause the specified percentage of the balance credited to the Account of the Qualified Member making the election to be distributed to such Qualified Member.

                  (c) An election made under section 10.3(a) may be changed or revoked at any time during the election period described in section 10.3(a) during which it is initially made. In no event, however, shall any election under this section 10.3 result in more than 25% of the balance credited to the Member's Account being distributed to the Member or transferred to the Profit Incentive Bonus Plan of Hudson City Savings Bank , if such election is made during a Plan Year to which section 10.3(a)(i) applies, or result in more than 50% of the balance distributed to the Member or transferred to the Profit Incentive Bonus Plan of Hudson City Savings Bank, if such election is made during the Plan Year to which section 10.3(a)(ii) applies or thereafter.


                  SECTION 10.4 USE OF COMMINGLED TRUST FUNDS.

                  Subject to the provisions of the Trust Agreement, amounts held in the Trust Fund may be invested in:

                  (a) any commingled or group trust fund described in section 401(a) of the Code and exempt under section 501(a) of the Code; or

                  (b) any common trust fund exempt under section 584 of the Code maintained exclusively for the collective investment of the assets of trusts that are exempt under section 501(a) of the Code;

provided that the trustee of such commingled, group or common trust fund is a bank or trust company.


                  SECTION 10.5 MANAGEMENT AND CONTROL OF ASSETS.

                  All assets of the Plan shall be held by the Trustee in trust for the exclusive benefit of Members, Former Members and their Beneficiaries. No part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Members, Former Members and their Beneficiaries, and for defraying reasonable administrative expenses of the Plan and Trust Fund. No person shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to or under the Trust Fund or any part of its assets, except to the extent expressly provided in the Plan.



                                   ARTICLE XI

                    VALUATION OF INTERESTS IN THE TRUST FUND


                  SECTION 11.1 ESTABLISHMENT OF INVESTMENT ACCOUNTS.

                  The Plan Administrator shall establish, or cause to be established, for each person for whom an Account is maintained a Share Investment Account and a General Investment

Account. Such Share Investment Accounts and General Investment Accounts shall be maintained in accordance with this Article XI.


                  SECTION 11.2 SHARE INVESTMENT ACCOUNTS.

                  The Share Investment Account established for a person in accordance with section 11.1 shall be credited with: (a) all Shares allocated to such person's Account; (b) all Shares purchased with amounts of money or property allocated to such person's Account; (c) all dividends paid in the form of Shares with respect to Shares credited to his Account; and (d) all Shares purchased with amounts credited to such person's General Investment Account. Such Share Investment Account shall be charged with all Shares that are sold or exchanged to acquire other investments or to provide cash and with all Shares that are distributed in kind.


                  SECTION 11.3 GENERAL INVESTMENT ACCOUNTS.

                  The General Investment Account that is established for a person in accordance with section 11.1 shall be credited with: (a) all amounts, other than Shares, allocated to such person's Account; (b) all dividends paid in a form other than Shares with respect to Shares credited to such person's Share Investment Account; (c) the proceeds of any sale of Shares credited to such person's Share Investment Account; and (d) any earnings attributable to amounts credited to such person's General Investment Account. Such General Investment Account shall be charged with all amounts credited thereto that are applied to the purchase of Shares, any losses or depreciation attributable to amounts credited thereto, any expenses allocable thereto and any distributions of amounts credited thereto.


                  SECTION 11.4 VALUATION OF INVESTMENT ACCOUNTS.

                  (a) The Plan Administrator shall determine, or cause to be determined, the aggregate value of each person's Share Investment Account as of each Valuation Date by multiplying the number of Shares credited to such Share Investment Account on such Valuation Date by the Fair Market Value of a Share on such Valuation Date.

                  (b) As of each Valuation Date, the Accounts of each Member shall be separately adjusted to reflect their proportionate share of any appreciation or depreciation in the fair market value of the Investment Funds, any income earned by the Investment Funds and any expenses incurred by the Investment Funds, as well as any contributions, withdrawals or distributions and investment transfers not posted as of the last Valuation Date.


                  SECTION 11.5 ANNUAL STATEMENTS.

                  There shall be furnished, by mail or otherwise, at least once in each Plan Year to each person who would then be entitled to receive all or part of the balance credited to any Account if the Plan were then terminated, a statement of his interest in the Plan as of such date as shall be selected by the Plan Administrator, which statement shall be deemed to have been accepted as correct and be binding on such person unless the Plan Administrator receives written notice to the contrary within 30 days after the statement is mailed or furnished to such person.



                                   ARTICLE XII

                                     SHARES


                  SECTION 12.1 SPECIFIC ALLOCATION OF SHARES.

                  All Shares purchased under the Plan shall be specifically allocated to the Share Investment Accounts of Members, Former Members and their Beneficiaries in accordance with section 11.2, with the exception of Financed Shares, which shall be allocated to the Loan Repayment Account.


                  SECTION 12.2 DIVIDENDS.

                  (a) Dividends paid with respect to Shares held under the Plan shall be credited to the Loan Repayment Account, if paid with respect to Financed Shares. Such dividends shall be: (i) applied to the payment of principal and accrued interest with respect to any Share Acquisition Loan, if paid in cash; or (ii) held in the Loan Repayment Account as Financed Shares for release in accordance with section 6.4, if paid in the form of Shares.

                  (b) Dividends paid with respect to Shares allocated to a person's Share Investment Account shall be credited to such person's Share Investment Account. Cash dividends credited to a person's General Investment Account shall be, at the direction of the Committee, either: (i) held in such General Investment Account and invested in accordance with sections 10.2 and 11.3; (ii) distributed immediately to such person; (iii) distributed to such person within 90 days of the close of the Plan Year in which such dividends were paid; or (iv) used to make payments of principal or interest on a Share Acquisition Loan; provided, however, that the Fair Market Value of Financed Shares released from the Loan Repayment Account as a result of such payment equals or exceeds the amount of the dividend.


                  SECTION 12.3 VOTING RIGHTS.

                  (a) Each person shall direct the manner in which all voting rights appurtenant to Shares allocated to his Share Investment Account will be exercised, provided that such Shares were allocated to his Share Investment Account as of the applicable record date. Such person shall, for such purpose, be deemed a "named fiduciary" within the meaning of section 402(a)(2) of ERISA. Such a direction shall be given by completing and filing with the inspector of elections, the Trustee or such other person who shall be independent of the Participating Employers as the Committee shall designate, at least 10 days prior to the date of the meeting of holders of Shares at which such voting rights will be exercised, a written direction in the form and manner prescribed by the Committee. The inspector of elections, the Trustee or such other person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in directing the Trustee as to the manner in which such voting rights shall be exercised. The Plan Administrator shall make a reasonable effort to furnish, or cause to be furnished, to each person for whom a Share Investment Account is maintained all annual reports, proxy materials and other information known by the Plan Administrator to have been furnished by the issuer of the Shares, or by any solicitor of proxies, to the holders of Shares.

                  (b) To the extent that any person shall fail to give instructions with respect to the exercise of voting rights appurtenant to Shares allocated to his Share Investment Account:

                  (i) the Trustee shall, with respect to each matter to be voted upon: (A) cast a number of affirmative votes equal to the product of
         (I) the number of allocated Shares for which no written instructions have been given, multiplied by (II) a fraction, the numerator of which is the number of allocated Shares for which affirmative votes will be cast in accordance with written instructions given as provided in section 12.3(a) and the denominator of which is the aggregate number of affirmative and negative votes which will be cast in accordance with written instructions given as aforesaid, and (B) cast a number of negative votes equal to the excess (if any) of (I) the number of allocated Shares for which no written instructions have been given over
         (II) the number of affirmative votes being cast with respect to such allocated Shares pursuant to section 12.3(b)(i)(A); or

                  (ii) if the Trustee shall determine that it may not, consistent with its fiduciary duties, vote the allocated Shares for which no written instructions have been given in the manner described in section 12.3(b)(i), it shall vote such Shares in such manner as it, in its discretion, may determine to be in the best interests of the persons to whose Share Investment Accounts such Shares have been allocated.

                  (c) (i) The voting rights appurtenant to Financed Shares shall be exercised as follows with respect to each matter as to which holders of Shares may vote:

                  (A) a number of votes equal to the product of (I) the total number of votes appurtenant to Financed Shares allocated to the Loan Repayment Account on the applicable record date; multiplied by (II) a fraction, the numerator of which is the total number of affirmative votes cast by Members, Former Members and the Beneficiaries of deceased Former Members with respect to such matter pursuant to section 12.3(a) and the denominator of which is the total number of affirmative and negative votes cast by Members, Former Members and the Beneficiaries of deceased Former Participants, shall be cast in the affirmative; and

                  (B) a number of votes equal to the excess of (I) the total number of votes appurtenant to Financed Shares allocated to the Loan Repayment Account on the applicable record date, over (II) the number of affirmative votes cast pursuant to section 12.3(c)(i)(A) shall be cast in the negative.

To the extent that the Financed Shares consist of more than one class of Shares, this section 12.3(c)(i) shall be applied separately with respect to each class of Shares.


                  SECTION 12.4 TENDER OFFERS.

                  (a) Each person shall direct whether Shares allocated to his Share Investment Account will be delivered in response to any Tender Offer. Such person shall, for such purpose, be deemed a "named fiduciary" within the meaning of section 402(a)(2) of ERISA. Such a direction shall be given by completing and filing with the Trustee or such other person who shall be independent of the Participating Employers as the Committee shall designate, at least 10 days prior to the latest date for exercising a right to deliver Shares pursuant to such Tender Offer, a written direction in the form and manner prescribed by the Committee. The Trustee or other person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in directing the number of Shares to be delivered. The Plan Administrator shall make a reasonable effort to furnish, or cause to be furnished, to each person for whom a Share Investment Account is maintained, all information known by the Plan Administrator to have been furnished by the issuer or by or on behalf of any person making such Tender Offer, to the holders of Shares in connection with such Tender Offer.

                  (b) To the extent that any person shall fail to give instructions with respect to Shares allocated to his Share Investment Account:

                  (i) the Trustee shall (A) tender or otherwise offer for purchase, exchange or redemption a number of such Shares equal to the product of (I) the number of allocated Shares for which no written instructions have been given, multiplied by (II) a fraction, the numerator of which is the number of allocated Shares tendered or otherwise offered for purchase, exchange or redemption in accordance with written instructions given as provided in section 12.4(a) and the denominator of which is the aggregate number of allocated Shares for which written instructions have been given as aforesaid, and (B) withhold a number of Shares equal to the excess (if any) of (I) the number of allocated Shares for which no written instructions have been given over (II) the number of Shares being tendered or otherwise offered pursuant to section 12.4(b)(i)(A); or

                  (ii) if the Trustee shall determine that it may not, consistent with its fiduciary duties, exercise the tender or other rights appurtenant to allocated Shares for which no written instructions have been given in the manner described in section 12.4(b)(i), it shall tender, or otherwise offer, or withhold such Shares in such manner as it, in its discretion, may determine to be in the best interests of the persons to whose Share Investment Accounts such Shares have been allocated.

                  (c) In the case of any Tender Offer, any Financed Shares held in the Loan Repayment Account shall be dealt with as follows:

                  (i) on the last day for delivering Shares or otherwise responding to such Tender Offer, a number of Financed Shares equal to the product of (A) the total number of Financed Shares allocated to the Loan Repayment Account on the last day of the effective period of such Tender Offer; multiplied by (B) a fraction, the numerator of which is the total number of Shares delivered from the Share Investment
         Accounts of Members, Former Members and the Beneficiaries of deceased Former Participants in response to such Tender Offer pursuant to section 12.4(a), and the denominator of which is the total number of Shares allocated to the Share Investment Accounts of Members, Former Members and Beneficiaries of deceased Former Members immediately prior to the last day for delivering Shares or otherwise responding to such Tender Offer, shall be delivered; and

                  (ii) a number of Financed Shares equal to the excess of (A) the total number of Financed Shares allocated to the Loan Repayment Account on the last day for delivering Shares or otherwise responding to such Tender Offer; over (B) the number of Financed Shares to be delivered pursuant to section 12.4(c)(i), shall be withheld from delivery.

To the extent that the Financed Shares consist of more than one class of Shares, this section 12.4(c) shall be applied separately with respect to each class of Shares.



                                  ARTICLE XIII

                               PAYMENT OF BENEFITS


                  SECTION 13.1 IN GENERAL.

                  The balance credited to a Member's or Former Member's Account under the Plan shall be paid only at the times, to the extent, in the manner and to the persons provided in this Article XIII.


                  SECTION 13.2 DESIGNATION OF BENEFICIARIES.

                  (a) Subject to section 13.2(b), any person entitled to a benefit under the Plan may designate a Beneficiary to receive any amount to which he is entitled that remains undistributed on the date of his death. Such person shall designate his Beneficiary (and may change or revoke any such designation) in writing in the form and manner prescribed by the Plan Administrator. Such designation, and any change or revocation thereof, shall be effective only if received by the Plan Administrator prior to such person's death and shall become irrevocable upon such person's death.

                  (b) A Member or Former Member who is married shall automatically be deemed to have designated his spouse as his Beneficiary, unless, prior to the time such designation would, under section 13.2(a), become irrevocable:

                  (i) the Member or Former Member designates an additional or a different Beneficiary in accordance with this section 13.2; and

                  (ii) (A) the spouse of such Member or Former Member consents to such designation in a writing that acknowledges the effect of such consent and is witnessed by a Plan representative or a notary public; or (B) the spouse of such Member or Former Member has previously consented to such designation by signing a written waiver of any right to consent to any designation made by the Member or Former Member, and such waiver acknowledged the effect of the waiver and was witnessed by a Plan representative or a notary public; or (C) it is established to the satisfaction of a Plan representative that the consent required under section 13.2(b)(ii)(A) may not be obtained because such spouse cannot be located or because of other circumstances permitted under regulations issued by the Secretary of the Treasury.

                  (c) In the event that a Beneficiary entitled to payments hereunder shall die after the death of the person who designated him but prior to receiving payment of his entire interest in the Account of the person who designated him, then such Beneficiary's interest in the Account of such person, or any unpaid balance thereof, shall be paid as provided in section 13.3 to the Beneficiary who has been designated by the deceased Beneficiary, or if there is none, to the executor or administrator of the estate of such deceased Beneficiary, or if no such executor or administrator is appointed within such time as the Plan Administrator, in his sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased Beneficiary as the Plan Administrator may select. If a person entitled to a benefit under the Plan and any of the Beneficiaries designated by him shall die in such circumstances that there shall be substantial doubt as to which of them shall have been the first to die, for all purposes of the Plan, the person who made the Beneficiary designation shall be deemed to have survived such Beneficiary.

                  (d) If no Beneficiary survives the person entitled to the benefit under the Plan or if no Beneficiary has been designated by such person, such benefit shall be paid to the executor or administrator of the estate of such person, or if no such executor or administrator is appointed within such time as the Plan Administrator, in his sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Plan Administrator may select.


                  SECTION 13.3 DISTRIBUTIONS TO MEMBERS.

                  (a) Except as provided in section 13.5, the vested portion of the balance credited to a Former Member's Account shall be distributed to him in a single distribution as of the last Valuation Date to occur in the Plan Year in which he terminates employment with all Affiliated Employers or the Plan Year in which he attains age 65, whichever is later; provided, however, that if the Former Member elects, at such time and in such manner as the Plan Administrator may prescribe, that distribution be made as of an earlier Valuation Date that coincides with or follows his termination of employment with all Affiliated Employers, distribution shall be made as of such earlier Valuation Date. The actual distribution shall be made within sixty days after the applicable Valuation Date.


                  (b) In the event of the death of a Member or Former Member before the date of actual distribution of the vested portion of the balance credited to his Account, such vested portion shall be distributed to his Beneficiary in a single distribution as of the first Valuation Date to occur following the latest of (i) the date on which the Plan Administrator is notified of the Member's or Former Member's death; and (ii) the date on which the Plan Administrator determines the identity and location of the Member's or Former Member's Beneficiary or Beneficiaries. The actual distribution shall be made within sixty days after the applicable Valuation Date.


                  SECTION 13.4 MANNER OF PAYMENT.

                  Distributions made pursuant to section 13.3 or section 13.5 shall be made in the maximum number of whole Shares that are available, plus, if necessary, an amount of money equal to any remaining amount of the distribution that is less than the Fair Market Value of a whole Share.


                  SECTION 13.5 MINIMUM REQUIRED DISTRIBUTIONS.

                  (a) Required minimum distributions of a Member's or Former Member's Account shall commence no later than:

                  (i) if the Member or Former Member was not a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2, during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains or attained age 70 1/2 or (B) the calendar year in which he terminates employment with all Affiliated Employers; or

                  (ii) if the Member or Former Member attains age 70 1/2 after December 31, 1998 and is or was a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2, during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains age 70 1/2 or (B) the calendar year in which he first becomes a Five Percent Owner.

                  (b) The required minimum distributions contemplated by section 13.5(a) shall be made as follows:

                  (i) The minimum required distribution to be made for the calendar year for which the first minimum distribution is required shall be no later than April 1st of the immediately following calendar year and shall be equal to the quotient obtained by dividing (A) the vested balance credited to the Member's or Former Member's Account as of the last Valuation Date to occur in the calendar year immediately preceding the calendar year in which the first minimum distribution is required (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year); by (B) the Member's or Former Member's life expectancy (or, if his Beneficiary is a Designated Beneficiary, the joint life and last survivor expectancy of him and his Beneficiary); and

                  (ii) the minimum required distribution to be made for each calendar year following the calendar year for which the first minimum distribution is required shall be made no later than December 31st of the calendar year for which the distribution is required and shall be equal to the quotient obtained by dividing (A) the vested balance credited to the Member's or Former Member's Account as of the last Valuation Date to occur in the calendar year prior to the calendar year for which the distribution is required (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year and, in the case of the distribution for the calendar year immediately following the calendar year for which the first minimum distribution is required, reduced by any distribution for the prior calendar year that is made in the current calendar year); by (B) the Member's or Former Member's life expectancy (or, if his Beneficiary is a Designated Beneficiary, the joint life and last survivor expectancy of him and his Beneficiary).

For purposes of this section 13.5, the life expectancy of a Member or Former Member (or the joint life and last survivor expectancy of a Member or Former Member and his Designated Beneficiary) for the calendar year in which the Member or Former Member attains age 70 1/2 shall be determined on the basis of Tables V and VI, as applicable, of section 1.72-9 of the Income Tax Regulations as of the Member's or Former Member's and Beneficiary's birthday in such year. Such life expectancy or joint life and last survivor expectancy for any subsequent year shall be equal to the excess of (1) the life expectancy or joint life and last survivor expectancy for the year in which the Member or Former Member attains age 70 1/2, over (2) the number of whole years that have elapsed since the Member or Former Member attained age 70 1/2.

                  (c) Payment of the distributions required to be made to a Member or Former Member under this section 13.5 shall be made in accordance with section 13.4.


                  SECTION 13.6 DIRECT ROLLOVER OF ELIGIBLE ROLLOVER
                               DISTRIBUTIONS.

                  (a) A Distributee may elect, at the time and in the manner prescribed by the Plan Administer, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                  (b) The following rules shall apply with respect to Direct Rollovers made pursuant to this section 13.6:

                  (i) A Member or Former Member may only elect to make a Direct Rollover of an Eligible Rollover Distribution if such Eligible Rollover Distribution (when combined with other Eligible Rollover Distributions made or to be made in the same calendar year) is reasonably expected to be at least $200;

                  (ii) If a Member or Former Member elects a Direct Rollover of a portion of an Eligible Rollover Distribution, that portion must be equal to at least $500; and

                  (iii) A Member or Former Member may not divide his or her Eligible Rollover Distribution into separate distributions to be transferred to two or more Eligible Retirement Plans.

                  (c) For purposes of this section 13.6 and any other applicable section of the Plan, the following definitions shall have the following meanings:

                  (i) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                  (ii) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order are considered Distributees with regard to the interest of the spouse or former spouse.

                  (iii) "Eligible Retirement Plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) or the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the current or former spouse who is the alternative payee under a Qualified Domestic Relations Order or to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (iv) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).


                  SECTION 13.7 VALUATION OF SHARES UPON DISTRIBUTION.

                  Notwithstanding any contrary provision in this Article XIII, in the event that all or a portion of a payment of a distribution is to be made in cash, the recipient shall only be entitled to receive the proceeds of the Shares allocated to his Account that are sold in connection with such distribution and which are valued as of the date of such sale.


                  SECTION 13.8 PUT OPTIONS.

                  (a) Subject to section 13.8(c) and except as provided otherwise in section 13.8(b), each Member or Former Member to whom Shares are distributed under the Plan, each Beneficiary of a deceased Member or Former Member, including the estate of a deceased Member or Former Member, to whom Shares are distributed under the Plan, and each person to whom such a Member, Former Member or Beneficiary gives Shares that have been distributed under the Plan shall have the right to require Hudson City Bancorp, Inc. to purchase from him all or any portion of such Shares. A person shall exercise such right by delivering to Hudson City Bancorp, Inc. a written notice, in such form and manner as Hudson City Bancorp, Inc. may by written notice to such person prescribe, setting forth the number of Shares to be purchased by Hudson City Bancorp, Inc., the number of the stock certificate evidencing such person's ownership of such Shares, and the effective date of the purchase. Such notice shall be given at least 30 days in advance of the effective date of purchase, and the effective date of purchase specified therein shall be, either within the 60 day period that begins on the date on which the Shares to be purchased by Hudson City Bancorp, Inc. were distributed from the Plan or within the 60 day period that begins on the first day of the Plan Year immediately following the Plan Year in which the Shares to be purchased by Hudson City Bancorp, Inc. are distributed from the Plan. As soon as practicable following its receipt of such a notice, Hudson City Bancorp, Inc. shall take such actions as are necessary to purchase the Shares specified in such notice at a price per Share equal to the Fair Market Value of a Share determined as of the Valuation Date coincident with or immediately preceding the effective date of the purchase.

                  (b) Hudson City Bancorp, Inc. shall have no obligation to purchase any Share (i) pursuant to a notice that is not timely given, or on an effective date of purchase that is not within the periods prescribed in section 13.8(a) or (ii) during a period in which Shares are publicly traded on an established market.

                  (c) This section 13.8 shall not apply so long as Hudson City Bancorp, Inc. is prohibited by law from redeeming or purchasing its own securities.

                  SECTION 13.9 RIGHT OF FIRST REFUSAL.

                  (a) Subject to section 13.9(d), for any period during which Shares are not publicly traded in any established market, no person who owns Shares that were distributed from the Plan, other than a person to whom such Shares were sold in compliance with this section 13.9, shall sell such Shares to any person other than Hudson City Bancorp, Inc. without first offering to sell such Shares to Hudson City Bancorp, Inc. in accordance with this section 13.9.

                  (b) In the event that a person to whom this section 13.9 applies shall receive and desire to accept from a person other than Hudson City Bancorp, Inc. an offer to purchase Shares to which this section 13.9 applies, he shall furnish to Hudson City Bancorp, Inc. a written notice which shall:

                  (i) include a copy of such offer to purchase;

                  (ii) offer to sell to Hudson City Bancorp, Inc. the Shares subject to such offer to purchase at a price per Share that is equal to the greater of:

                           (A) the price per Share specified in such offer to
                  purchase; or

                           (B) the Fair Market Value of a Share as of the
                  Valuation Date coincident with or immediately preceding the date of such notice;

         and otherwise upon the same terms and conditions as those specified in such offer to purchase; and

                  (iii) include an indication of his intention to accept such offer to purchase if Hudson City Bancorp, Inc. does not accept his offer to sell.

Such person shall refrain from accepting such offer to purchase for a period of fourteen days following the date on which such notice is given.

                  (c) Subject to section 13.9(d), Hudson City Bancorp, Inc. shall have the right to purchase the Shares covered by the offer to sell contained in a notice given pursuant to section 13.9(b), on the terms and conditions specified in such notice, by written notice given to the party making the offer to sell not later than the fourteenth day after the notice described in section 13.9(b) is given. If Hudson City Bancorp, Inc. does not give such a notice during the prescribed fourteen day period, then the person owning such Shares may accept the offer to purchase described in the notice.

                  (d) This section 13.9 shall not apply so long as Hudson City Bancorp, Inc. is prohibited by law from redeeming or purchasing its own securities.

                                   ARTICLE XIV

                                CHANGE IN CONTROL


                  SECTION 14.1 DEFINITION OF CHANGE IN CONTROL; PENDING CHANGE
                               IN CONTROL.

                  (a) A Change in Control shall be deemed to have occurred upon the happening of any of the following events:

                  (i) any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than (A) a trustee or other fiduciary holding securities under any employee benefit plan maintained for the benefit of employees of Hudson City Bancorp, Inc.; (B) a corporation owned, directly or indirectly, by the stockholders of Hudson City Bancorp, Inc. in substantially the same proportions as their ownership of stock of Hudson City Bancorp, Inc.; or (C) any group constituting a person in which employees of Hudson City Bancorp, Inc. are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by Hudson City Bancorp, Inc. representing 25% or more of the combined voting power of all of Hudson City Bancorp, Inc.'s then outstanding securities; or

                  (ii) any event upon which the individuals who on the Effective Date were members of the Board of Directors of Hudson City Bancorp, Inc. together with individuals whose election by such Board or nomination for election by Hudson City Bancorp, Inc.'s stockholders was approved by the affirmative vote of at least two-thirds of the members of such Board then in office who were either members of such Board on the Effective Date or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of such Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Hudson City Bancorp, Inc. (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of
         1934);as amended or

                  (iii) the consummation of either:

                           (A) a merger or consolidation of Hudson City Bancorp,
                  Inc. with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                                    (I) either (1) the members of the Board of
                           Directors of Hudson City Bancorp, Inc. immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the shareholders of Hudson City Bancorp, Inc.

                           own securities of the institution resulting from such merger or consolidation representing 60% or more of the combined voting power of all such securities then outstanding in substantially the same proportions as their ownership of voting securities of Hudson City Bancorp, Inc. before such merger or consolidation; and

                                    (II) the entity which results from such
                           merger or consolidation expressly agrees in writing to assume and perform Hudson City Bancorp, Inc.'s obligations under the Plan; or

                           (B) a complete liquidation of Hudson City Bancorp,
                  Inc. or an agreement for the sale or disposition by Hudson City Bancorp, Inc. of all or substantially all of its assets; or

                  (iv) any event that would be described in section 16.1 if "Hudson City Savings Bank" were substituted for "Hudson City Bancorp, Inc." therein.

In no event, however, shall the transaction by which Hudson City Savings Bank converts from a mutual institution to a stock institution, or any transaction by which a company wholly owned by Hudson City Savings Bank becomes the parent company of Hudson City Savings Bank, be deemed a Change in Control.

                  (b) A Pending Change of Control shall be deemed to have occurred upon the happening of any of the following events:

                  (i) approval by the stockholders of Hudson City Bancorp, Inc. of a transaction, or a plan for the consummation of a transaction, which, if consummated, would result in a Change in Control;

                  (ii) approval by the Board of Directors of Hudson City Bancorp, Inc. of a transaction, or a plan for the consummation of a transaction, which, if consummated, would result in a Change in Control;

                  (iii) the commencement of a tender offer (within the meaning of section 14(d)(i) of the Exchange Act, as amended) for securities issued by Hudson City Bancorp, Inc., which, if completed, would result in a Change in Control;

                  (iv) the furnishing or distribution of a proxy statement or other document, whether or not in opposition to management, soliciting proxies, consents or authorizations (within the meaning of section 14 of the Exchange Act) in respect of securities issued by Hudson City Bancorp, Inc. in favor of any election, transaction or other action which, if effected, would result in a Change in Control; or

                  (v) any event which would be described in Sections 14.1(b)(i),
         (ii), (iii) or (iv) if "Hudson City Savings Bank" were substituted for "Hudson City Bancorp, Inc." therein.


                  SECTION 14.2 VESTING ON CHANGE OF CONTROL.

                  Notwithstanding any other provision of the Plan, upon the effective date of a Change in Control, the Account of each person who would then, upon termination of the Plan, be entitled to a benefit, shall be fully vested and nonforfeitable.


                  SECTION 14.3 REPAYMENT OF SHARE ACQUISITION LOAN.

                  Notwithstanding any other provision of the Plan, upon the occurrence of a Change in Control, the Committee shall direct the Trustee to sell a sufficient number of shares of Stock to repay any outstanding Share Acquisition Loan, all remaining Shares which had been unallocated (or the proceeds from the sale thereof, if applicable) shall be allocated among the accounts of all individuals with undistributed Account balances on the effective date of such Change in Control. Such allocation of Shares or proceeds shall be in proportion to the balance credited to their Accounts immediately prior to such allocation.


                  SECTION 14.4 PLAN TERMINATION AFTER CHANGE IN CONTROL.

                  Notwithstanding any other provision of the Plan, after repayment of the loan and allocation of Shares or proceeds as provided in
Section 14.3, the Plan shall be terminated and all amounts shall be distributed as soon as practicable.


                  SECTION 14.5 AMENDMENT OF SECTION XIV.

                  Notwithstanding any other provision of the Plan, this Section 14 of the Plan may be amended after the earliest date on which a Change in Control or Pending Change in Control occurs, except (i) to the extent any amendment is required by the Internal Revenue Service as a condition to the continued treatment of the Plan as a tax-qualified plan under section 401(a) of the Code or (ii) to the extent that the Bank, in its sole discretion, determines than any such amendment is necessary in order to permit any transaction to which the Bank, and/or its parent or affiliate, is or proposes to be a party to qualify for "pooling of interests" accounting treatment.

                                   ARTICLE XV

                                 ADMINISTRATION


                  SECTION 15.1 NAMED FIDUCIARIES.

                  The term "Named Fiduciary" shall mean (but only to the extent of the responsibilities of each of them) the Plan Administrator, the Committee, the Board and the Trustee. This Article XV is intended to allocate to each Named Fiduciary the responsibility for the prudent execution of the functions assigned to him or it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Named Fiduciaries. Whenever one Named Fiduciary is required by the Plan or Trust Agreement to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.


                  SECTION 15.2 PLAN ADMINISTRATOR.

                  There shall be a Plan Administrator, who shall be the Employee Benefit Plans Committee, or such Employee or officer as may be designated by the Committee, as hereinafter provided, and who shall, subject to the responsibilities of the Committee and the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan (except trust duties). The Plan Administrator shall have the following responsibilities:

                  (a) To maintain records necessary or appropriate for the administration of the Plan;

                  (b) To give and receive such instructions, notices, information, materials, reports and certifications to the Trustee as may be necessary or appropriate in the administration of the Plan;

                  (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan and with the interpretations and other actions of the Commit tee;

                  (d) To require such proof of age or evidence of good health of an Employee, Member or Former Member or the spouse of either, or of a Beneficiary as may be necessary or appropriate in the administration of the Plan;

                  (e) To prepare and file, distribute or furnish all reports, plan descriptions, and other information concerning the Plan, including, without limitation, filings with the Secretary of Labor and communications with Members, Former

         Members and other persons, as shall be required of the Plan Administrator under ERISA;

                  (f) To determine any question arising in connection with the Plan, and the Plan Administrator's decision or action in respect thereof shall be final and conclusive and binding upon the Employer, the Trustee, Members, Former Members, Beneficiaries and any other person having an interest under the Plan; provided, however, that any question relating to inconsistency or omission in the Plan, or interpretation of the provisions of the Plan, shall be referred to the Committee by the Plan Administrator and the decision of the Committee in respect thereof shall be final;

                  (g) Subject to the provisions of section 15.5, to review and dispose of claims under the Plan filed pursuant to section 15.4;

                  (h) If the Plan Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to a Member, Former Member, Beneficiary or any other person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that he may deem advisable or to direct in his discretion the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law;

                  (i) To discharge such other responsibilities or follow such directions as may be assigned or given by the Committee or the Board; and

                  (j) To perform any duty or take any action which is allocated to the Plan Administrator under the Plan.

The Plan Administrator shall have the power and authority necessary or appropriate to carry out his responsibilities. The Plan Administrator may resign only by giving at least 30 days' prior written notice of resignation to the Committee, and such resignation shall be effective on the date specified in such notice.


                  SECTION 15.3 COMMITTEE RESPONSIBILITIES.

                  The Committee shall, subject to the responsibilities of the Board, have the following responsibilities:

                  (a) To review the performance of the Plan Administrator;

                  (b) To hear and decide appeals, pursuant to the claims procedure contained in section 15.5 of the Plan, taken from the decisions of the Plan Administrator;

                  (c) To hear and decide questions, including interpretation of the Plan, as may be referred to the Committee by the Plan Administrator;

                  (d) To review the performance of the Trustee and such investment managers as may be appointed in or pursuant to the Trust Agreement in investing, managing and controlling the assets of the Plan;

                  (e) To the extent required by ERISA, to establish a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA, and to review such policy and method at least annually;

                  (f) To report and make recommendations to the Board regarding changes in the Plan, including changes in the operation and management of the Plan and removal and replacement of the Trustee and such investment managers as may be appointed in or pursuant to the Trust Agreement;

                  (g) To designate an Alternate Plan Administrator to serve in the event that the Plan Administrator is absent or otherwise unable to discharge his responsibilities;

                  (h) To remove and replace the Plan Administrator or Alternate, or both of them, and to fill a vacancy in either office;

                  (i) To the extent provided under and subject to the provisions of the Trust Agreement, to appoint "investment managers" as defined in section 3(38) of ERISA to manage and control (including acquiring and disposing of) all or any of the assets of the Plan;

                  (j) With the prior approval of the Board, to direct the Trustee to obtain one or more Share Acquisition Loans;

                  (k) To develop and provide procedures and forms necessary to facilitate voting and tendering directions on a confidential basis;

                  (l) To discharge such other responsibilities or follow such directions as may be assigned or given by the Board; and

                  (m) To perform any duty or take any action which is allocated to the Committee under the Plan.

The Committee shall have the power and authority necessary or appropriate to carry out its responsibilities.

                  SECTION 15.4 CLAIMS PROCEDURE.

                  Any claim relating to benefits under the Plan shall be filed with the Plan Administrator on a form prescribed by him. If a claim is denied in whole or in part, the Plan Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth:

                  (a) The reasons for the denial;

                  (b) The pertinent Plan provisions on which the denial was based;

                  (c) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

                  (d) An explanation of the Plan's procedure for review of the denial of the claim.

In the event that the claim is not granted and notice of denial of a claim is not furnished by the 30th day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim.


                  SECTION 15.5 CLAIMS REVIEW PROCEDURE.

                  Any person whose claim filed pursuant to section 15.4 has been denied in whole or in part by the Plan Administrator may request review of the claim by the Committee, upon a form prescribed by the Plan Administrator. The claimant shall file such form (including a statement of his position) with the Committee no later than 60 days after the mailing or delivery of the written notice of denial provided for in section 15.4, or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to section
15.4. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Committee and communicated to the claimant not later than 30 days after receipt of the claimant's written request for review. However, if the Committee finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after the claimant's request for review. The Committee's decision shall be in writing and shall specifically set forth:

                  (a) The reasons for the decision; and

                  (b) The pertinent Plan provisions on which the decision is based.

Any such decision of the Committee shall be binding upon the claimant and the Employer, and the Plan Administrator shall take appropriate action to carry out such decision.

                  SECTION 15.6 ALLOCATION OF FIDUCIARY RESPONSIBILITIES AND
                               EMPLOYMENT OF ADVISORS.

                  Any Named Fiduciary may:

                  (a) Allocate any of his or its responsibilities (other than trustee responsibilities) under the Plan to such other person or persons as he or it may designate, provided that such allocation and designation shall be in writing and filed with the Plan Administrator;

                  (b) Employ one or more persons to render advice to him or it with regard to any of his or its responsibilities under the Plan; and

                  (c) Consult with counsel, who may be counsel to the Employer.


                  SECTION 15.7 OTHER ADMINISTRATIVE PROVISIONS.

                  (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in section 15.5 prior to initiating any claim for judicial review.

                  (b) No bond or other security shall be required of a member of the Committee, the Plan Administrator, or any officer or Employee of the Employer to whom fiduciary responsibilities are allocated by a Named Fiduciary, except as may be required by ERISA.

                  (c) Subject to any limitation on the application of this
section 15.7(c) pursuant to ERISA, neither the Plan Administrator, nor a member of the Committee, nor any officer or Employee of the Employer to whom fiduciary responsibilities are allocated by a Named Fiduciary, shall be liable for any act of omission or commission by himself or by another person, except for his own individual willful and intentional malfeasance.

                  (d) The Plan Administrator or the Committee may, except with respect to actions under section 15.5, shorten, extend or waive the time (but not beyond 60 days) required by the Plan for filing any notice or other form with the Plan Administrator or the Committee, or taking any other action under the Plan.

                  (e) The Plan Administrator or the Committee may direct that the costs of services provided pursuant to section 15.6, and such other reasonable expenses as may be incurred in the administration of the Plan, shall be paid out of the funds of the Plan unless the Employer shall pay them.

                  (f) Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan.

                  (g) Any action taken or omitted by any fiduciary with respect to the Plan, including any decision, interpretation, claim denial or review on appeal, shall be conclusive and binding on all interested parties and shall be subject to judicial modification or reversal only to the extent it is determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan.



                                   ARTICLE XVI

                  AMENDMENT, TERMINATION AND TAX QUALIFICATION


                  SECTION 16.1 AMENDMENT AND TERMINATION BY HUDSON CITY SAVINGS
                               BANK

                  The Participating Employers expect to continue the Plan indefinitely, but specifically reserve the right, in their sole discretion, at any time, by appropriate action of their respective boards of directors or other authorized officials , to amend, in whole or in part, any or all of the provisions of the Plan and to terminate the Plan at any time. Subject to the provisions of section 16.2, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Members, Former Members, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the accrued benefit of any Member, Former Member, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan, or in the event of a complete discontinuance of the Participating Employer's contributions to the Plan, the Accounts of each affected person shall forthwith become nonforfeitable and shall be payable in accordance with the provisions of Article XIII.

                  SECTION 16.2 AMENDMENT OR TERMINATION OTHER THAN BY HUDSON
                               CITY SAVINGS BANK

                  In the event that a corporation or trade or business other than Hudson City Savings Bank shall adopt this Plan, such corporation or trade or business shall, by adopting the Plan, empower Hudson City Savings Bank to amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, upon the terms and conditions set forth in section 16.1; provided, however, that any such corporation or trade or business may, by action of its board of directors or other governing body, amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, at different times and in a different manner. In the event of any such amendment or termination by action of the board of directors or other governing body of such a corporation or trade or business, a separate plan shall be deemed to have been established for the employees of such corporation or trade or business, and the assets of such plan shall be segregated from the assets of this Plan at the earliest practicable date and shall be dealt with in accordance with the documents governing such separate plan.

                  SECTION 16.3 CONFORMITY TO INTERNAL REVENUE CODE.

                  The Participating Employers have established the Plan with the intent that the Plan and Trust will at all times be qualified under section 401(a) and exempt under section 501(a) of the Code and with the intent that contributions under the Plan will be allowed as deductions in computing the net income of the Participating Employers for federal income tax purposes, and the provisions of the Plan and Trust Agreement shall be construed to effectuate such intentions. Accordingly, notwithstanding anything to the contrary hereinbefore provided, the Plan and the Trust Agreement may be amended at any time without prior notice to Members, Former Members, Beneficiaries or any other persons entitled to benefits, if such amendment is deemed by the Board to be necessary or appropriate to effectuate such intent.


                  SECTION 16.4 CONTINGENT NATURE OF CONTRIBUTIONS.

                  (a) All Discretionary Contributions to the Plan are conditioned upon the issuance by the Internal Revenue Service of a determination that the Plan and Trust are qualified under section 401(a) of the Code and exempt under section 501(a) of the Code. If the Participating Employers apply to the Internal Revenue Service for such a determination within 90 days after the date on which it files its federal income tax return for its taxable year that includes the last day of the Plan Year in which the Plan is adopted, and if the Internal Revenue Service issues a determination that the Plan and Trust are not so qualified or exempt, all Discretionary Contributions made by the Participating Employers prior to the date of receipt of such a determination may, at the election of the Participating Employers, be returned to the Participating Employers within one year after the date of such determination.

                  (b) All Discretionary Contributions and Loan Repayment Contributions to the Plan are made upon the condition that such Discretionary Contributions and Loan Repayment Contributions will be allowed as a deduction in computing the net income of the Employer for federal income tax purposes. To the extent that any such deduction is disallowed, the amount disallowed may, at the election of the Participating Employers, be returned to the Participating Employers within one year after the deduction is disallowed.

                  (c) Any contribution to the Plan made by the Participating Employers as a result of a mistake of fact may, at the election of the Participating Employers, be returned to the Participating Employers within one year after such contribution is made.

                                  ARTICLE XVII

                     SPECIAL RULES FOR TOP HEAVY PLAN YEARS


                  SECTION 17.1 IN GENERAL.

                  As of the Determination Date for each Plan Year, the Plan Administrator shall determine whether the Plan is a Top Heavy Plan in accordance with the provisions of this Article XVII. If, as of such Determination Date, the Plan is a Top Heavy Plan, then the Plan Year immediately following such Determination Date shall be a Top Heavy Plan Year and the special provisions of this Article XVII shall be in effect; provided, however, that if, as of the Determination Date for the Plan Year in which the Effective Date occurs, the Plan is a Top Heavy Plan, such Plan Year shall be a Top Heavy Plan Year, and the provisions of this Article XVII shall be given retroactive effect for such Plan Year.


                  SECTION 17.2 DEFINITION OF TOP HEAVY PLAN.

                  (a) Subject to section 17.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) it is not a member of a Required
Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries.

                  (b) Subject to section 17.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Required Aggregation Group exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries under all plans that are members of the Required Aggregation Group.

                  (c) Notwithstanding sections 17.2(a) and 17.2(b), the Plan is not a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Permissible Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Permissible Aggregation Group does not exceed 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries under all plans that are members of the Permissible Aggregation Group.

                  SECTION 17.3 DETERMINATION DATE.

                  The Determination Date for the Plan Year in which the Effective Date occurs shall be the last day of such Plan Year, and the Determination Date for each Plan Year beginning after the Plan Year in which the Effective Date occurs shall be the last day of the preceding Plan Year. The Determination Date for any other qualified plan maintained by the Employer for a plan year shall be the last day of the preceding plan year of each such plan, except that in the case of the first plan year of such plan, it shall be the last day of such first plan year.


                  SECTION 17.4 CUMULATIVE ACCRUED BENEFITS.

                  (a) An individual's Cumulative Accrued Benefits under this Plan as of a Determination Date are equal to the sum of:

                  (i) the balance credited to such individual's Account under this Plan as of the most recent Valuation Date preceding the Determination Date;

                  (ii) the amount of any Discretionary Contributions or Loan Repayment Contributions made after such Valuation Date but on or before the Determination Date; and

                  (iii) the amount of any distributions of such individual's Cumulative Accrued Benefits under the Plan during the five year period ending on the Determination Date.

For purposes of this section 17.4(a), the computation of an individual's Cumulative Accrued Benefits, and the extent to which distributions, rollovers and transfers are taken into account, will be made in accordance with section 416 of the Code and the regulations thereunder.

                  (b) For purposes of this Plan, the term "Cumulative Accrued Benefits" with respect to any other qualified plan, shall mean the cumulative accrued benefits determined for purposes of section 416 of the Code under the provisions of such plans.

                  (c) For purposes of determining the top heavy status of a Required Aggregation Group or a Permissible Aggregation Group, the Cumulative Accrued Benefits under this Plan and the Cumulative Accrued Benefits under any other plan shall be determined as of the Determination Date that falls within the same calendar year as the Determination Dates for all other members of such Required Aggregation Group or Permissible Aggregation Group.


                  SECTION 17.5 KEY EMPLOYEES.

                  (a) For purposes of the Plan, the term Key Employee means any employee or former employee of the Employer or any Affiliated Employer who is at any time during the current Plan Year or was at any time during the immediately preceding four Plan Years:

                  (i) a Five Percent Owner;

                  (ii) a person who would be described in section 1.26 if the number "1%" were substituted for the number "5%" in section 1.26 and who has an annual Total Compensation from the Employer and any Affiliated Employer of more than $160,000;

                  (iii) an Officer of the Employer or any Affiliated Employer who has an annual Total Compensation greater than 50% of the amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year; or

                  (iv) one of the ten persons owning the largest interests in the Employer and having an annual Total Compensation from the Employer or any Affiliated Employer in excess of the dollar limitation in effect under section 415(c)(1)(A) of the Code for such Plan Year.

                  (b) For purposes of section 17.5(a):

                  (i) for purposes of section 17.5(a)(iii), in the event the Employer or any Affiliated Employer has more officers than are considered Officers, the term Key Employee shall mean those officers, up to the maximum number, with the highest annual compensation in any one of the five consecutive Plan Years ending on the Determination Date; and

                  (ii) for purposes of section 17.5(a)(iv), if two or more persons have equal ownership interests in the Employer, each such person shall be considered as having a larger ownership interest than any such person with a lower annual compensation from the Employer or any Affiliated Employer.

                  (c) For purposes of section 17.5(a): (i) a person's compensation from Affiliated Employers shall be aggregated, but his ownership interests in Affiliated Employers shall not be aggregated; (ii) an employee shall only be deemed to be an officer if he has the power and responsibility of a person who is an officer within the meaning of section 416 of the Code; and
(iii) the term Key Employee shall also include the Beneficiary of a deceased Key Employee.


                  SECTION 17.6 REQUIRED AGGREGATION GROUP.

                  For purposes of this Article XVII, a Required Aggregation Group shall consist of (a) this Plan; (b) any other qualified plans maintained by the Employer and any Affiliated Employers that cover Key Employees; and (c) any other qualified plans that are required to be aggregated for purposes of satisfying the requirements of sections 401(a)(4) or 410(b) of the Code.

                  SECTION 17.7 PERMISSIBLE AGGREGATION GROUP.

                  For purposes of this Article XVII, a Permissible Aggregation Group shall consist of (a) the Required Aggregation Group and (b) any other qualified plans maintained by the Employer and any Affiliated Employers; provided, however, that the Permissible Aggregation Group must satisfy the requirements of sections 401(a)(4) and 410(b) of the Code.


                  SECTION 17.8 SPECIAL REQUIREMENTS DURING TOP HEAVY PLAN YEARS.

                  (a) Notwithstanding any other provision of the Plan to the contrary, for each Top Heavy Plan Year, in the case of a Participant (other than a Key Employee) on the last day of such Top Heavy Plan Year who is not also a participant in another qualified plan which satisfies the minimum contribution and benefit requirements of section 416 of the Code with respect to such Participant, the sum of the Discretionary Contributions and Loan Repayment Contributions made with respect to such Participant, when expressed as a percentage of his Total Compensation for such Top Heavy Plan Year, shall not be less than 3% of such Participant's Total Compensation for such Top Heavy Plan Year or, if less, the highest combined rate, expressed as a percentage of Total Compensation at which Discretionary Contributions and Loan Repayment Contributions were made on behalf of a Key Employee for such Top Heavy Plan Year. The Employer shall make an additional contribution to the Account of each Participant to the extent necessary to satisfy the foregoing requirement.

                  (b) For any Top Heavy Plan Year beginning before January 1, 2000, the number "1.0" shall be substituted for the number "1.25" in sections 8.2(c)(iii) and 8.2(c)(iv), except that:

                  (i) this section 17.8(b) shall not apply to any individual for a Top Heavy Plan Year that is not a Super Top Heavy Plan Year if the requirements of section 17.8(a) would be satisfied for such Super Top Heavy Plan Year if the number "4%" were substituted for the number 3% in section 17.8(a); and

                  (ii) this section 17.8(b) shall not apply to an individual for a Top Heavy Plan Year if, during such Top Heavy Plan Year, there are no ESOP Contributions or Loan Repayment Contributions allocated to such individual under this Plan, there are no contributions under any other qualified defined contribution plan maintained by the Employer, and there are no accruals for such individual under any qualified defined benefit plan maintained by the Employer.

For purposes of this section 17.8(b), the term Super Top Heavy Plan Year means a Top Heavy Plan Year in which the Plan would meet the definitional requirements of sections 17.2(a) or 17.2(b) if the term "90%" were substituted for the term "60%" in sections 17.2(a), 17.2(b) and 17.2(c).

                                  ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS


                  SECTION 18.1 GOVERNING LAW.

                  The Plan shall be construed, administered and enforced according to the laws of the State of New Jersey without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.


                  SECTION 18.2 NO RIGHT TO CONTINUED EMPLOYMENT.

                  Neither the establishment of the Plan, nor any provisions of the Plan or of the Trust Agreement establishing the Trust Fund nor any action of the Plan Administrator, the Committee or the Trustee, shall be held or construed to confer upon any Employee any right to a continuation of employment by any Affiliated Employer. Each Affiliated Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent as though the Plan had not been adopted.



                  SECTION 18.3 CONSTRUCTION OF LANGUAGE.

                  Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine and the neuter. Any reference to an Article or section number shall refer to an Article or section of the Plan, unless otherwise indicated.


                  SECTION 18.4 HEADINGS.

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.


                  SECTION 18.5 MERGER WITH OTHER PLANS.

                  The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Member, Former Member, Beneficiary and other person entitled to benefits, would (if that plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.


                  SECTION 18.6 NON-ALIENATION OF BENEFITS.

                  (a) Except as provided in section 18.6(b) and (c), the right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities or torts. Should any Member, Former Member or other person attempt to anticipate, alienate or assign his interest in or right to a benefit, or should any person claiming against him seek to subject such interest or right to legal or equitable process, all the interest or right of such Member or Former Member or other person entitled to benefits in the Plan shall cease, and in that event such interest or right shall be held or applied, at the direction of the Plan Administrator, for or to the benefit of such Member or Former Member, or other person or his spouse, children or other dependents in such manner and in such proportions as the Plan Administrator may deem proper.

                  (b) This section 18.6 shall not prohibit the Plan Administrator from recognizing a Domestic Relations Order that is determined to be a Qualified Domestic Relations Order in accordance with section 18.7.

                  (c) Notwithstanding anything in the Plan to the contrary, a Member's, Former Member's or Beneficiary's Accounts under the Plan may be offset by any amount such Member, Former Member or Beneficiary is required or ordered to pay to the Plan if:

                  (i) the order or requirement to pay arises: (A) under a judgment issued on or after August 5, 1997 of conviction for a crime involving the Plan; (B) under a civil judgment (including a consent order or decree) entered by a court on or after August 5, 1997 in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA; or (C) pursuant to a settlement agreement entered into on or after August 5, 1997 between the Member, Former Member or Beneficiary and one or both of the United States Department of Labor and the Pension Benefit Guaranty Corporation in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA by a fiduciary or any other person; and

                  (ii) the judgment, order, decree or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Member's, Former Member's or Beneficiary's benefits under the Plan.


                  SECTION 18.7 PROCEDURES INVOLVING DOMESTIC RELATIONS ORDERS.

                  Upon receiving a Domestic Relations Order, the Plan Administrator shall segregate in a separate account or in an escrow account or separately account for the amounts payable to any person pursuant to such Domestic Relations Order, pending a determination whether such Domestic Relations Order constitutes a Qualified Domestic Relations Order, and shall give notice of the receipt of the Domestic Relations Order to the Participant or Former Participant and each other person affected thereby. If, within 18 months after receipt of such Domestic Relations Order, the Plan Administrator, a court of competent jurisdiction or another appropriate authority determines that such Domestic Relations Order constitutes a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto under the Qualified Domestic Relations Order. If it is determined that the Domestic Relations Order is not a Qualified Domestic Relations Order or if no determination is made within the prescribed 18-month period, the segregated amounts shall be distributed as though the Domestic Relations Order had not been received, and any later determination that such Domestic Relations Order constitutes a Qualified Domestic Relations Order shall be applied only with respect to benefits that remain undistributed on the date of such determination. The Plan Administrator shall be authorized to establish such reasonable administrative procedures as he deems necessary or appropriate to administer this section 18.7. This section 18.7 shall be construed and administered so as to comply with the requirements of section 401(a)(13) of the Code.


                  SECTION 18.8 LEASED EMPLOYEES.

                  (a) Subject to section 18.8(b), a leased employee shall be treated as an Employee for purposes of the Plan. For purposes of this section 18.8, the term "leased employee" means any person (i) who would not, but for the application of this section 18.8, be an Employee and (ii) who pursuant to an agreement between an Affiliated Employer and any other person ("leasing organization") has performed for the Affiliated Employer (or for the Affiliated Employer and related persons determined in accordance with section 414(n)(6) of the Code), on a substantially full-time basis for a period of at least one year, services of a type historically performed by employees in the business field of the Employer under the primary direction or control of an Affiliated Employer.

                  (b) For purposes of the Plan:

                  (i) contributions or benefits provided to the leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer; and

                  (ii) section 18.8(a) shall not apply to a leased employee if:

                           (A) the number of leased employees performing
                  services for the Employer does not exceed 20% of the number of the Employer's Employees who are not Highly Compensated Employees; and

                           (B) such leased employee is covered by a money
                  purchase pension plan providing (I) a nonintegrated contribution rate of at least 10% of the leased employee's compensation; (II) immediate participation; (III)


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
                  full and immediate vesting; and (IV) coverage for all of the employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization).


                  SECTION 18.9 STATUS AS AN EMPLOYEE STOCK OWNERSHIP PLAN.

                  It is intended that the Plan constitute an "employee stock ownership plan," as defined in section 4975(e)(7) of the Code and section 407(d)(6) of ERISA. The Plan shall be construed and administered to give effect to such intent.



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